    As Filed With The Securities And Exchange Commission On November 5, 1996

                                                        Registration No. _______

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                --------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                 -------

  Pre-Effective Amendment No.
                               ----
  Post-Effective Amendment No.
                               ----
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X
                                                                 -------

  Amendment No.
                ----

                            PROVIDIAN SERIES TRUST
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                             Post Office Box 32700
                            400 West Market Street
                          Louisville, Kentucky 40232
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (502) 560-2000
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, including Area Code)


                         Kimberly A. Scouller, Esquire
                             Providian Corporation
                            400 West Market Street
                          Louisville, Kentucky 40202
--------------------------------------------------------------------------------
              (Name and Address of Agent for Service of Process)


                                  Copies to:
                           Michael Berenson, Esquire
                            Ann B. Furman, Esquire
                      Jorden Burt Berenson & Johnson LLP
                      1025 Thomas Jefferson Street, N.W.
                            Washington, D.C.  20007


Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant declares that an indefinite amount of shares is being registered under the Securities Act of 1933.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) shall determine.

                            PROVIDIAN SERIES TRUST
                      Contents of Registration Statement


This Registration Statement consists of the following papers and documents:

 .  Cover Sheet

 .  Contents of Registration Statement

 .  Cross Reference Sheet

 .  Part A-     Prospectus for High Quality Stock Fund, Fixed Income Fund,
               International Active Fund, and Money Market Fund

               Prospectus for Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Maximum Appreciation Portfolio, and Money Market Fund

 .  Part B-     Statement of Additional Information for High Quality Stock Fund,
               Fixed Income Fund, International Active Fund, and Money Market
               Fund

               Statement of Additional Information for Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Maximum Appreciation Portfolio, and Money Market Fund

 .  Part C-     Other Information

 .  Signature Pages

 .  Exhibits

                            PROVIDIAN SERIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

          N-1A                                                     Location in
          Item No.                                                 Registration Statement
          --------                                                 ----------------------

                           Part A:  Information Required In Prospectus
                           -------------------------------------------

1.        Cover Page                                               Cover Page

2.        Synopsis                                                 Not Applicable

3.        Condensed Financial Information                          Not Applicable

4.        General Description of Registrant                        Summary

5.        Management of the Fund                                   Management

6.        Capital Stock and Other Securities                       Investment Objectives and
                                                                   Policies of the Funds

7.        Purchase of Securities Being Offered                     Purchase and Redemption of
                                                                   Shares

8.        Redemption or Repurchase                                 Purchase and Redemption of
                                                                   Shares

9.        Pending Legal Proceedings                                Not Applicable

                           Part B:  Information Required In
                           Statement of Additional Information
                           -----------------------------------

10.       Cover Page                                               Cover Page

11.       Table of Contents                                        Cover Page

12.       General Information and History                          General Information

13.       Investment Objectives and Policies                       Investment Objectives

14.       Management of the Registrant                             Management

15.       Control Persons and Principal Holders of Securities      Not Applicable

16.       Investment Advisory and Other Services                   Management

17.       Brokerage Allocation                                     Portfolio Turnover and Securities
                                                                   Transactions

18.       Capital Stock and Other Securities                       General Information

 N-1A                                                        Location in
 Item No.                                                    Registration Statement
 --------                                                    ----------------------
 19.   Purchase, Redemption and Pricing of                   Net Asset Values of the Shares
       Securities Being Offered                              of the Funds

 20.   Tax Status                                            Taxes

 21.   Underwriters                                          Not Applicable

 22.   Calculation of Performance Data                       Investment Performance

 23.   Financial Statements                                  Financial Statements

                           Part C:  Other Information
                           --------------------------
 24.   Financial Statements and Exhibits                     Financial Statements and Exhibits

 25.   Persons Controlled by or Under Common Control         Persons Controlled by or Under Common Control

 26.   Number of Holders of Securities                       Number of Holders of Securities

 27.   Indemnification                                       Indemnification

 28.   Business and Other Connections                        Business and Other Connections
       of Investment Adviser                                 of Investment Adviser

 29.   Principal Underwriters                                Not Applicable

 30.   Location of Accounts and Records                      Location of Accounts and Records

 31.   Management Services                                   Management Services

 32.   Undertakings                                          Undertakings

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                 SUBJECT TO COMPLETION, DATED NOVEMBER   , 1996

                                   PROSPECTUS

                             PROVIDIAN SERIES TRUST
                                 P.O. BOX 32700
                           LOUISVILLE, KENTUCKY 40232
                                          , 1997

Providian Series Trust (the "Trust") is a diversified investment company presently consisting of nine separate series (the "Funds") each having different investment objectives and policies. Shares of four Funds are offered through this prospectus.

The investment objectives of the four Funds are as follows:

The HIGH QUALITY STOCK FUND seeks long term growth of capital. The Fund pursues its investment objective by investing primarily in stocks in three categories of companies that are publicly traded in the United States: the 500 largest in market capitalization, the 501st to the 1250th largest in market capitalization, and the 1000th to the 3000th largest in market capitalization at the time of purchase.

The FIXED INCOME FUND seeks the highest level of income as is consistent with the preservation of capital. The Fund pursues its investment objective primarily by investing in investment grade debt securities, which range in maturity from one to ten years, including securities issued by the U.S. government or an agency or instrumentality of the U.S. government, asset-backed securities and corporate debt obligations.

The INTERNATIONAL ACTIVE FUND seeks long term growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of international equity securities.

The MONEY MARKET FUND seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk. AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

The purpose of the Trust currently is to serve as the investment medium for variable annuity contracts ("Contracts") offered by insurance companies (see "Purchase and Redemption of Shares"). One or more of the Funds offered through this Prospectus will be the investment medium for five other series of the Trust whose shares are offered through another prospectus. The Trust may offer other series of shares in the future. The Funds' shares will not be offered directly to the public. There is no assurance that any of the Funds will achieve their investment objectives.

This Prospectus sets forth concisely the information about the Trust that an investor should know before investing. A Statement of Additional Information
(the "SAI") dated        , 1997, containing additional information about the
Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust.

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is          , 1997.

                               TABLE OF CONTENTS

                                                                            Page

SUMMARY.....................................................................   1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.............................   1
PORTFOLIO TURNOVER..........................................................   5
IMPLEMENTATION OF POLICIES AND RISKS........................................   5
MANAGEMENT..................................................................   7
PURCHASE AND REDEMPTION OF SHARES...........................................   8
NET ASSET VALUE AND PRICING.................................................   8
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................   8
PERFORMANCE AND YIELD INFORMATION...........................................   9
GENERAL INFORMATION.........................................................   9
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......................  11
APPENDIX A--COMMON STOCK RANKINGS........................................... A-1
APPENDIX B--SECURITIES RATINGS.............................................. B-1

                                    SUMMARY

The Providian Series Trust (the "Trust") was organized as a Massachusetts business trust on October 22, 1996. The Trust is a diversified, no-load, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust is a "series" type of mutual fund which issues separate classes (or series) of stock, each of which represents a separate diversified portfolio of investments. This Prospectus offers shares of four funds ("Funds") of the Trust, each with its own investment objective or objectives and investment policies.

The shares of the Funds are offered to separate accounts of insurance companies to fund various variable annuity contracts issued by Providian Life and Health Insurance Company ("Providian Life"). Shares of the Funds may be offered to qualified plans and, in the future, in connection with variable life insurance policies. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus shall refer to the insurance companies and qualified plans, and not to any Contract Owner.

Providian Investment Advisors, Inc. (the "Adviser") serves as the Trust's investment adviser. Atlanta Capital Management Company, L.L.C. ("Atlanta Capital") serves as the sub-adviser to the High Quality Stock Fund and the Fixed Income Fund. Blairlogie Capital Management ("Blairlogie") serves as the sub-adviser to the International Active Fund.
                                    serves as the sub-adviser to the Money
Market Fund. (Atlanta Capital, Blairlogie and                        are
referred to collectively as the "Sub-Advisers.") The Adviser supervises the Trust's overall management and investment program, performs a variety of administrative services on behalf of the Trust, pays the Sub-Advisers and all fees and expenses of officers and Trustees of the Trust who are affiliated persons of the Adviser, the Sub-Advisers or the Trust. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of Trustees who are unaffiliated persons of the Adviser, the Sub-Advisers, or the Trust.

The Adviser has agreed to limit the operating expenses (excluding advisory fees) of each Fund so that the ratio of expenses to net assets on an annual basis for each Fund does not exceed 0.20%. These limitations will apply for two years after commencement of operations.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Each of the Funds has a different investment objective or objectives as described below. The High Quality Stock Fund and the Fixed Income Fund are managed by Atlanta Capital; the International Active Fund is managed by
Blairlogie; and the Money Market Fund is managed by                        .
There can be no assurance that any of the Funds will achieve their investment objective or objectives. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Sub-Advisers to make changes in a Fund's investments in anticipation of changes in economic, business, and financial conditions.

The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with changes in interest rates.

The investments and investment techniques common to one or more Funds, including the risks of each, are described in greater detail below and in the "Description of Securities and Investment Techniques" in the SAI.

The Funds are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Each Fund's investment objective and investment restrictions are "fundamental policies," which means that they may not be changed without a majority vote of shareholders of the affected Funds. Except for investment objectives and fundamental policies, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

HIGH QUALITY STOCK FUND

In seeking its objective of long term growth of capital, the High Quality Stock Fund will attempt to achieve a high total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected high quality common stocks of large, medium and small size companies that are publicly traded in the United States. The High Quality Stock Fund primarily selects stocks from among three categories of companies: the largest 500 in market capitalization, the 501st to the 1250th largest in market capitalization, and the 1,000th to the 3,000th largest in market capitalization at the time of purchase. Each company must have a common stock ranking of B+ or better by Standard & Poor's Corporation ("S&P") (or if not ranked by S&P, of comparable quality ranking by another recognized ranking service, or if unranked, of comparable quality in the opinion of Atlanta Capital) (hereafter this standard is referred to as a "common stock ranking of B+ or better"). From this universe of stock issues, Atlanta Capital selects stocks based upon a favorable combination of valuation, price volatility and earnings stability. Approximately 50 stocks of large market capitalization companies, 60 stocks of medium market capitalization companies, and 75 stocks of small market capitalization companies are included in the Fund's portfolio.

Atlanta Capital generally believes that high quality companies, that is, companies with superior track records of consistent earnings and dividend growth, tend to outperform the stock market over the long term. The Fund seeks to outperform its benchmarks, the S&P 500 Composite Stock Price Index and the Russell 3000 Index. Atlanta Capital's stock selection methods will be based upon, among other things, the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price action of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios.

By investing in securities that are subject to market risk, the High Quality Stock Fund is also subject to greater fluctuations in its market value and a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund or a fund investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (these obligations are referred to in this Prospectus as "U.S. government securities").

The High Quality Stock Fund's investment philosophy is based on extensive research which shows that high quality growth companies have produced consistently increasing earnings and dividends, thereby providing attractive returns with moderate risk over the long term. To qualify for purchase, each company must have a common stock ranking of B+ or better. Atlanta Capital will conduct fundamental income statement and balance sheet research on individual companies to estimate future sustainable growth rates, evaluate current earnings momentum, and estimate relative value of the stock. Atlanta Capital intends to sell stocks based on such factors as deteriorating fundamentals, below B+ quality ranking, and/or poor relative valuation.

If market conditions indicate their desirability, Atlanta Capital may, for defensive purposes, temporarily invest, without limitation, the assets of the High Quality Stock Fund in cash or cash equivalents. See "Cash Equivalents" below, and "Debt Securities" under "Description of Securities and Investment Techniques" in the SAI for further information.

FIXED INCOME FUND

In seeking its objective of the highest level of income as is consistent with the preservation of capital, the Fixed Income Fund will invest in securities issued by the U.S. government or an agency or instrumentality of the U.S. government, including mortgage-related securities. The U.S. government securities which may be purchased by the Fixed Income Fund include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. The Fixed Income Fund may also purchase instruments issued or guaranteed by agencies or instrumentalities of the United States government, including mortgage-related securities.

The Fixed Income Fund may also purchase mortgage-related securities or asset-backed securities not issued by the U.S. government or any agency or instrumentality thereof. The Fixed Income Fund may also invest in investment grade corporate debt securities rated in one of the three highest rating categories by Moody's Investor Service, Inc. ("Moody's"), S&P, Fitch Investor Services, or another nationally recognized statistical rating organization ("NRSRO"), or if unrated, of comparable quality in the opinion of Atlanta Capital. While non-U.S. government securities may present greater credit risk than U.S. government securities, they also tend to afford higher yields than U.S. government securities. Debt securities purchased by the Fund may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between 3 and 7 years, but may be shorter or longer under unusual market circumstances.

Among the mortgage-related securities that may be purchased by the Fixed Income Fund are "mortgage-backed securities" of the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). These mortgage-backed securities include "pass-through" securities and "participation certificates," both of which are similar, representing pools of mortgages that are assembled, with interests sold in each pool. Payments of principal (including prepayments) and interest by individual mortgagors are "passed through" to the holders of the interests in each pool; thus, each payment to holders may contain varying amounts of principal and interest. Another type of mortgage-backed security is the collateralized mortgage obligation ("CMO"). A CMO is a security that is backed by mortgage pass-through securities or in some cases mortgage loans. The cash flow from the pass-throughs or loans is redirected to one or more classes or tranches in a prescribed manner. Timely payment of principal and interest on GNMA pass-throughs is guaranteed by the full faith and credit of the United States. FHLMC and FNMA are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. See "Mortgage-Backed Securities" under "Description of Securities and Investment Techniques" in the SAI for further information.

There is minimal credit risk involved in the purchase of government or government-guaranteed securities. However, as with any fixed income investment, when interest rates decline, the market value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Therefore, Atlanta Capital may engage in portfolio trading to take advantage of market developments and yield disparities, for example, shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal.

The Fixed Income Fund seeks to outperform the Lehman Brothers Intermediate Aggregate Index (the "Index") over an interest rate cycle. (See the SAI for a description of the Index). The portfolio duration will generally range from 80% to 120% of the Index duration. Typically, this causes the weighted average maturity of the portfolio to vary between 3 and 7 years. Atlanta Capital sets duration strategy based on its assessment of secular and cyclical economic, demographic and political trends.

The Fixed Income Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. The Fixed Income Fund may also use various other investment strategies and techniques when Atlanta Capital determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, entering into repurchase agreements and investing in when-issued or delayed delivery securities. See "Description of Securities and Investment Techniques" in the SAI for further information.

INTERNATIONAL ACTIVE FUND

The International Active Fund seeks long term growth of capital. In pursuing this objective, the Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests, however, the Fund is not limited to the countries and weightings of the EAFE Index. Blairlogie applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. While Blairlogie endeavors to apply the same variables to all stockmarkets, the applicability of analytical tools can differ between countries. In selecting securities, Blairlogie considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. The Fund may invest in stock index futures contracts, foreign exchange futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies which are described below and in the SAI.

MONEY MARKET FUND

The Money Market Fund seeks current income, a stable share price, and daily liquidity. The Money Market Fund's investments include corporate, bank, and government instruments that present minimal credit risk.

The Money Market Fund seeks money market yields with no anticipated fluctuations in principal. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone is expected to provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

The Money Market Fund invests in a combination of bank, corporate, and government obligations that present minimal credit risks. The Fund restricts its investments to instruments that meet certain maturity and quality standards required or permitted by Rule 2a-7 under the 1940 Act for money market funds. Accordingly, the Fund:

  (i)limits its average portfolio maturity to 90 days or less;
  (ii)buys only securities with remaining maturities of 13 months or less;
  and
  (iii) buys only U.S. dollar-denominated securities that represent minimal credit risks and are "high quality," as described below.

The Fund invests only in high quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs, or, if unrated, are determined
by                    to be of comparable quality. The balance of the Fund, up
to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are
determined by                       to be of comparable quality.

The Fund may not invest in any debt obligation that does not meet the maturity and quality standards of Rule 2a-7 under the 1940 Act for money market funds. Debt obligations in which the Fund may invest include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loans associations (in amounts in excess of the insurance coverage, currently $100,000 per account provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) floating- or variable-rate debt obligations; (vi) asset-backed debt obligations; (vii) U.S. dollar denominated foreign debt obligations; (viii) U.S. government securities issued or guaranteed by the U.S. Treasury (such as bills, notes, or bonds) or by an agency or instrumentality of the U.S. government; and (ix) municipal obligations.

PORTFOLIO TURNOVER

Each Fund's turnover rate is not expected to exceed 50% annually. A Fund may purchase or sell securities to accommodate purchases and sales of its shares.

IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Funds' SAI.

GOVERNMENT SECURITIES

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes and bonds. Securities issued or guaranteed by government agencies or instrumentalities include the following:

  . the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

  . the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

  . the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

  . the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

CASH EQUIVALENTS

Each Fund may from time to time invest in cash or cash equivalents, which include, but are not limited to the following instruments:

    (a) short term (maturing in 13 months or less) obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof;

    (b) obligations of banks (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Fund will be invested in such other insured obligations;

    (c) commercial paper rated in the top two categories by an NRSRO (short-term unsecured promissory notes of corporations including variable rate master demand notes);

    (d) short term (maturing in one year or less) corporate obligations;

    (e) obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit, and including variable rate master demand notes and floating rate notes; and

    (f) debt instruments not specifically described if such instruments are deemed by the Sub-Advisers to be of comparable high quality and liquidity.

Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

For a description of the ratings referred to above, see Appendix B to this Prospectus.

FOREIGN SECURITIES

The High Quality Stock Fund and the International Active Fund may invest in foreign securities. These include dollar-denominated securities traded in the U.S. on the New York Stock Exchange (the "NYSE"). The High Quality Stock Fund may invest in foreign securities if the foreign securities are traded on the NYSE.

The International Active Fund may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs are global receipts similar to ADRs and may be offered privately in the United States and also trade in public or private markets in other countries.

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the International Active Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The International Active Fund may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate liquid assets, such as cash or high grade debt obligations, in a segregated account to cover forward currency contracts entered into for non-hedging purposes.

MANAGEMENT

The Board of Trustees is responsible for the overall operations of the Trust, including reviewing the actions of the Trust's Adviser and Sub-Advisers as set forth below. The Trust's officers supervise the daily business operations of the Trust.

PROVIDIAN INVESTMENT ADVISORS, INC., 400 West Market Street, Louisville, Kentucky 40202, has been retained under an Investment Advisory Agreement with
the Trust, dated           , 1997, in general to supervise the management and
investment program of the Trust and each Fund. In addition, the Adviser generally manages the affairs of the Trust, subject to the supervision of the Board of Trustees. For information about the Board of Trustees and the Trust's officers, see "Management" in the SAI. Under the Investment Advisory Agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the daily net asset value of the Fixed Income Fund, 0.65% of the daily net asset value of the High Quality Stock Fund, 0.90% of the daily net asset value of the International Active Fund, and 0.35% of the daily net assets of the Money Market Fund.

ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C., Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, Georgia 30309, has been retained by the
Adviser pursuant to a Sub-Advisory Agreement with the Adviser, dated         ,
1997, to serve as the sub-adviser to the High Quality Stock Fund and the Fixed Income Fund and in that capacity to select investments for those Funds. Atlanta Capital, founded in 1969, performs investment management services for various clients, including pension, profit sharing and other employee benefit plans as well as other institutions and individuals. The firm manages approximately $1.8 billion in fixed income and equity assets. Atlanta Capital is owned and operated by six partners. For these services Atlanta Capital receives a group fee from the Adviser based on the monthly average net assets of the High Quality Stock Fund and Fixed Income Fund. This fee equals .50% annually on assets up to $25 million, and .40% on assets above $25 million and up to $ 50 million, and .30% annually on assets over $50 million.

BLAIRLOGIE CAPITAL MANAGEMENT, 125 Princes Street, Fourth Floor, Edinburgh EH2 4AD, Scotland, has been retained by the Adviser pursuant to a Sub-Advisory
Agreement with the Adviser dated          , 1997, to serve as the sub-adviser
to the International Active Fund. Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners, L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire one-fifth of its 25% interest annually, beginning December 31, 1997. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of July 31, 1996 of approximately $.7 billion. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organization ("IMRO") in the United Kingdom. As compensation for its services, the Adviser pays Blairlogie a fee based on the monthly average net assets of the International Active Fund. This fee equals 0.75% annually on assets up to $25 million, 0.60% annually on assets above $25 million and up to $50 million, and 0.50% annually on assets above $50 million.

The investment professionals primarily responsible for the management of each Fund, with the respective responsibilities and business experience for the past five years are as follows:

HIGH QUALITY STOCK FUND: Daniel W. Boone III, Senior Partner of Atlanta Capital. He is responsible for the research and portfolio management of the High Quality Stock Fund's equity portfolio and oversight of the equity investment process. Mr. Boone joined Atlanta Capital in 1976.

FIXED INCOME FUND: Gregory L. Coleman, Partner of Atlanta Capital. He is responsible for the fixed income trading, portfolio management of the Fixed Income Fund and investment strategy. Mr. Coleman joined Atlanta Capital in 1990.

INTERNATIONAL ACTIVE FUND: James Smith, a Managing Director and Chief Investment Officer of Blairlogie. Mr. Smith is responsible for managing an investment team of seven professionals who, in turn, specialize in selection of stocks within Europe, Asia, the Americas and in currency and derivatives. He joined Blairlogie as a founder in 1992 and previously served as a senior portfolio manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients.

MONEY MARKET FUND:

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are purchased or redeemed at their respective net asset values next computed after receipt of an order (without a sales charge). For information on how shares of the Funds are purchased and redeemed, read the Contract prospectus.

NET ASSET VALUE AND PRICING

The net asset value of shares of each Fund is determined as of the close of trading (currently 4:00 p.m. Eastern Time) on each Monday through Friday, except customary national business holidays on which the New York Stock Exchange is not open for trading, and days that the U.S. Postal Service or national banks are closed. The net asset value of shares for each Fund is determined by adding up the value of its securities (determined as set forth below) and other assets, subtracting the liabilities, and dividing by the number of shares outstanding.

Securities held by the Funds (other than the Money Market Fund) are valued based upon readily available market quotations. Where such market quotations are not available, securities are valued at fair value as determined by or under the general supervision of the Board of Trustees.

The securities in the Money Market Fund are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, believes it will be possible to maintain the net asset value of the Fund at $1.00 per share. Calculations are periodically made to compare the value of the Fund's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. See "Net Asset Values of the Shares of the Funds" in the SAI for details.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund is treated as a separate taxable entity and will elect to qualify as a "regulated investment company" under applicable provisions of the Internal Revenue Code of 1986 (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will be allowed a deduction for amounts distributed to its shareholders from its ordinary income and net realized capital gains and will not be subject to federal income tax on such amounts. To qualify for treatment as a "regulated investment company," each Fund must, among other things, derive in each taxable year at least 90 percent of its gross income from dividends, interest and gains from the sale or other disposition of securities, and derive less than 30 percent of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of securities held for less than three months.

Each Fund intends to distribute sufficient net investment income to avoid the application of federal income tax on the Trust. Each Fund also intends to distribute sufficient income to avoid the losses from the sale of its investments less its estimated expenses (including fees payable to the Adviser).

In order to comply with certain potentially applicable regulations under
Section 817(h) of the Code concerning variable annuity contracts and variable life insurance policies, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value on each Fund is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Dividends from the Funds (other than the Money Market Fund) will be declared and distributed monthly. Dividends from the Money Market Fund will be declared on each day its net asset value is calculated except bank holidays. Income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which the Fund's net asset value was most recently calculated. The Trustees may decide to declare dividends at other intervals.

All net realized long-term capital gains of the Trust, if any, are declared and distributed annually after the close of the Trust's fiscal year to the shareholders of the Fund or Funds to which such gains are attributable.

PERFORMANCE AND YIELD INFORMATION

From time to time, the Trust may advertise a variety of types of performance information including "yield," "average annual total return," "total return," "cumulative total return," and "effective yield." Each of these figures will be based on historical information and is not intended to indicate future performance of the Funds.

The yield of a Fund (other than the Money Market Fund) refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a twelve-month period and is shown as a percentage of the investment. The Money Market Fund's yield and effective yield are measures of the net investment income per share earned by the Fund over a specific seven-day period and are shown as a percentage of the investment. However, effective yield will be slightly higher than the yield because effective yield assumes that the net investment income earned by the Fund will be reinvested.

The total return of a Fund refers to return quotations assuming an investment has been held in the Fund for various periods of time including, but not limited to, one year and a period measured from the date the Fund commenced operations. When a Fund has been in operation for five and ten years, respectively, the total return for these periods will be provided. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations do not reflect the effect of the charges that may be applicable to a particular Contract or separate account. Such charges will reduce the net yield and total return of that Contract. Performance figures for a Fund will only be advertised if the comparable figures for the Contract are included in the advertisement.

GENERAL INFORMATION

SHARES OF BENEFICIAL INTEREST

All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued, are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferrable. In addition, each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund. Providian Life and Health Insurance Company Separate Account V is the legal owner of the shares it holds and as such has the right to vote to elect the Trustees of the Trust, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of presently applicable law, Providian Life and Health Insurance Company Separate Account V will vote the shares of the Trust at special meetings of the shareholders of the Trust in accordance with instructions received from Contract Owners.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Trust and will audit each Fund's financial statements annually.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Jorden Burt Berenson & Johnson LLP, Washington, D.C.

CUSTODIAN

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the Custodian of the Trust's assets.

REPORTS TO SHAREHOLDERS

The Trust will send annual and semi-annual reports to Contract Owners showing the financial conditions of the Funds and the investments held in each.

OTHER INFORMATION

Inquiries and requests for the Statement of Additional Information should be
directed to the Trust at (800)          or P.O. Box 32700, Louisville,
Kentucky 40232.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives...................................................... B-2
Description of Securities and Investment Techniques........................ B-4
Portfolio Turnover and Securities Transactions............................. B-24
Management................................................................. B-25
Net Asset Values of the Shares of the Funds................................ B-27
Investment Performance..................................................... B-28
Taxes...................................................................... B-32
General Information........................................................ B-32
Independent Accountants.................................................... B-34
Financial Statements....................................................... F-

                        APPENDIX A--STANDARD AND POOR'S
               EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

In establishing Standard and Poor's quality rankings for common stocks, growth and stability of earnings and dividends are deemed key elements. The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

      A+ Highest            A- Above Average                      B- Lower
      A  High               B+  Average                           C   Lowest
                            B   Below Average                     D   in Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

                        APPENDIX B--SECURITIES RATINGS

                         DESCRIPTION OF CORPORATE BOND
                                    RATINGS

Moody's Investor Service, Inc.'s Corporate Bond Ratings:

Aaa--Bonds which are rated Aaa by Moody's Investor Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation's Corporate Bond Ratings:

AAA--This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PROVIDIAN SERIES TRUST
                             ADMINISTRATIVE OFFICE
                                 P.O. BOX 32700
                           LOUISVILLE, KENTUCKY 40232

                                        , 1997

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                 SUBJECT TO COMPLETION, DATED NOVEMBER   , 1996

                                   PROSPECTUS

                             PROVIDIAN SERIES TRUST
                                 P.O. BOX 32700
                           LOUISVILLE, KENTUCKY 40232
                                         , 1997

Providian Series Trust (the "Trust") is a diversified investment company presently consisting of nine separate series each having different investment objectives and policies. This prospectus describes five series of shares, each a professionally managed investment portfolio (a "Portfolio"). These Portfolios currently serve as the investment medium for variable annuity contracts ("Contracts") offered by insurance companies (see "Purchase and Redemption of Shares"). Each Portfolio seeks to achieve its objective by investing in a number of Providian mutual funds. This prospectus also describes the Money Market Fund, which is available only for the purpose of depositing and holding initial purchase payments during the Free Look Period for the Contracts issued in certain states.

The CAPITAL PRESERVATION PORTFOLIO seeks high current income with low volatility of principal.

The INCOME ORIENTED PORTFOLIO seeks income and, secondarily, long term growth of capital.

The GROWTH AND INCOME PORTFOLIO seeks growth of capital and income.

The CAPITAL GROWTH PORTFOLIO seeks long term growth of capital and, secondarily, current income.

The MAXIMUM APPRECIATION PORTFOLIO seeks capital appreciation.

The MONEY MARKET FUND seeks current income, a stable share price, and daily liquidity. The Money Market Fund invests in corporate, bank, and government instruments that present minimal credit risk. AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

The Trust may offer other series of shares in the future. The Portfolios' shares will not be offered directly to the public. There is no assurance that any of the Portfolios will achieve their investment objectives.

This Prospectus sets forth concisely the information about the Trust and each of the Portfolios that an investor should know before investing. A Statement of
Additional Information (the "SAI") dated          , 1997, containing additional
information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust.

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is          , 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
SUMMARY....................................................................   1
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.......................   2
RISK FACTORS AND SPECIAL CONSIDERATIONS....................................   3
PORTFOLIO TURNOVER.........................................................   4
INVESTMENT RESTRICTIONS....................................................   4
DESCRIPTION OF THE UNDERLYING FUNDS........................................   4
IMPLEMENTATION OF POLICIES AND RISKS OF THE UNDERLYING FUNDS...............   8
MANAGEMENT.................................................................  10
PURCHASE AND REDEMPTION OF SHARES..........................................  11
NET ASSET VALUE AND PRICING................................................  12
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  12
PERFORMANCE AND YIELD INFORMATION..........................................  13
GENERAL INFORMATION........................................................  13
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS......................  15
APPENDIX A--COMMON STOCK RANKINGS.......................................... A-1
APPENDIX B--SECURITIES RATINGS............................................. B-1

                                    SUMMARY

The Providian Series Trust (the "Trust") was organized as a Massachusetts business trust on October 22, 1996. The Trust is a diversified, no-load, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust is a "series" type of mutual fund which issues separate classes (or series) of stock, each of which represents a separate diversified portfolio of investments. This Prospectus offers shares of five investment portfolios ("Portfolios") of the Trust and the Money Market Fund (for the purpose of holding initial deposits during the free look period for Contracts issued in certain states).

INVESTMENT OBJECTIVES. Each Portfolio seeks to achieve its objective by investing in a number of other Providian mutual funds. The Capital Preservation Portfolio seeks high current income with low volatility of principal. The Income Oriented Portfolio seeks income and, secondarily, long-term growth of capital. The Growth and Income Portfolio seeks growth of capital and income. The Capital Growth Portfolio seeks long-term growth of capital and, secondarily, current income. The Maximum Appreciation Portfolio seeks capital appreciation. Each Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Funds," which consist of open-end management investment companies or series thereof for which Providian Investment Advisors, Inc. acts as investment adviser. Investors may choose to invest in one of the Portfolios based on their personal investment goals, risk tolerance and financial circumstances. See "Investment Objectives and Policies of the Portfolios."

The shares of the Portfolios are offered to separate accounts of insurance companies to fund variable annuity contracts issued by Providian Life and Health Insurance Company ("Providian Life"). Shares of the Portfolios may be offered to qualified plans and, in the future, in connection with variable life insurance policies. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract ("Contract Owner"). The terms "shareholder" or "shareholders" in this Prospectus shall refer to the insurance companies and qualified plans, and not to any Contract Owner.

Providian Investment Advisors, Inc. (the "Adviser") serves as each Portfolio's investment adviser. Atlanta Capital Management Company, L.L.C. ("Atlanta
Capital") serves as each Portfolio's sub-adviser.                      serves
as the sub-adviser to the Money Market Fund. Atlanta Capital,             ,
and Blairlogie Capital Management ("Blairlogie") serve as sub-advisers to the Underlying Funds (collectively referred to as the "Sub-Advisers"). The Adviser supervises the Trust's overall management and investment program, performs a variety of administrative services on behalf of the Trust, pays the Sub-Advisers of the Underlying Funds and fees and expenses of officers and Trustees of the Trust who are affiliated persons of the Adviser, the Sub-Advisers or the Trust. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of Trustees who are unaffiliated persons of the Adviser, the Sub-Advisers, or the Trust. Although the Portfolios do not pay an investment management fee in connection with management of the Portfolios, the Portfolios will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds. The Adviser has agreed to limit the operating expenses (excluding advisory fees) of each Portfolio so that the ratio of expenses of net assets on an annual basis incurred directly or incurred on a pass through basis as a result of a Portfolio's ownership of Underlying Funds does not exceed .20%. This limitation will apply for two years after commencement of operations.

RISK FACTORS AND SPECIAL CONSIDERATIONS. The assets of each Portfolio are invested in certain Underlying Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds held to meet their objectives as well as the allocation among those Underlying Funds by the Adviser and Atlanta Capital. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.

The value of the Underlying Funds' investments, and thus the net asset value of both those Underlying Funds' and the Portfolios' shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. For a description of the risks involved in an investment in the Portfolios, see "Investment Objectives and Policies of the Portfolios," and "Description of the Underlying Funds."

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

The Portfolios will be managed so that each Portfolio can serve as a complete investment program for the Contracts. Each of the Portfolios invests in a select group of Underlying Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Funds within each Portfolio is determined by Atlanta Capital within guidelines established by the Trustees of the Trust according to fundamental and quantitative analysis of the expected long term return and risk characteristics for each Underlying Fund. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large scale changes in the allocation of a Portfolio's investments among Underlying Funds. The Portfolios are not designed as a tactical asset allocation vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

The Providian Series Trust is an open-end, diversified, management investment company that currently offers nine investment portfolios. The Portfolios seek to achieve their investment objective by investing within specified ranges among Underlying Funds. Initially, each Portfolio will invest in the Underlying Funds listed below.

Atlanta Capital will allocate investments for each Portfolio among Underlying Funds based on their outlook for the economy, financial markets and the relative performance of the Underlying Funds. The allocation among the Underlying Funds will be made within investment ranges established by the Trustees of the Trust which designate minimum and maximum percentages for each of the Underlying Funds.

The Capital Preservation Portfolio seeks high current income with low volatility of principal. The Income Oriented Portfolio seeks income and, secondarily, long term growth of capital. The Growth and Income Portfolio seeks growth of capital and income. The Capital Growth Portfolio seeks long term growth of capital and, secondarily, current income. The Maximum Appreciation Portfolio seeks capital appreciation. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

By investing in Underlying Funds, the Portfolios seek to maintain different allocations between equity funds and fixed income funds (including the Money Market Fund) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income/money market fund allocation targets and ranges for each Portfolio:

 EQUITY/FIXED INCOME/MONEY MARKET FUND RANGE (PERCENT OF EACH PORTFOLIO'S NET
                                    ASSETS)

                                                                INITIAL POLICY
TYPE OF FUND                                                    TARGET   RANGE
------------                                                    ------- -------
CAPITAL PRESERVATION PORTFOLIO
  Equity.......................................................     0         0
  Fixed Income.................................................    50%   40%-60%
  Money Market.................................................    50%   40%-60%
                                                                  ---
                                                                  100%
INCOME ORIENTED PORTFOLIO
  Equity.......................................................    35%   25%-40%
  Fixed Income.................................................    50%   40%-60%
  Money Market.................................................    15%     0-25%
                                                                  ---
                                                                  100%
GROWTH AND INCOME PORTFOLIO
  Equity.......................................................    50%   40%-60%
  Fixed Income.................................................    40%   30%-50%
  Money Market.................................................    10%     0-25%
                                                                  ---
                                                                  100%
CAPITAL GROWTH PORTFOLIO
  Equity.......................................................    75%   60%-85%
  Fixed Income.................................................    25%   15%-35%
  Money Market.................................................     0      0-25%
                                                                  ---
                                                                  100%
MAXIMUM APPRECIATION PORTFOLIO
  Equity.......................................................   100%  85%-100%
  Fixed Income.................................................     0      0-15%
  Money Market.................................................     0      0-15%
                                                                  ---
                                                                  100%

The Portfolios invest their assets in the Underlying Funds listed below within the ranges indicated.

           INVESTMENT RANGE (PERCENT OF EACH PORTFOLIO'S NET ASSETS)

                            CAPITAL     INCOME   GROWTH &   CAPITAL    MAXIMUM
                          PRESERVATION ORIENTED   INCOME    GROWTH   APPRECIATION
UNDERLYING FUND            PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
---------------           ------------ --------- --------- --------- ------------
High Quality Stock Fund.         0%      15-40%    25-55%    35-75%      50-90%
International Active
 Fund...................         0%       0-10%     5-15%    10-25%      10-35%
Total Equity Funds......         0%      25-40%    40-60%    60-85%     85-100%
Fixed Income Fund.......     40-60%      40-60%    30-50%    15-35%       0-15%
Money Market Fund.......     40-60%       0-25%     0-25%     0-25%       0-15%

The Underlying Funds have been selected to represent a broad spectrum of investment options for the Portfolios. The equity/fixed income/money market ranges and the investment ranges are based on the degree to which the Underlying Funds selected are appropriate for a Portfolio's particular investment objective. If, as a result of appreciation or depreciation, the percentage of a Portfolio's assets invested in an Underlying Fund exceeds or is less than the applicable percentage limitations set forth above, Atlanta Capital will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME/MONEY MARKET FUND TARGETS AND RANGES AND THE INVESTMENT RANGES APPLICABLE TO EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME BY THE BOARD OF TRUSTEES WITHOUT THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

Each Portfolio can invest a certain portion of its cash reserves in money market instruments and U.S. government securities. Each Portfolio may also invest its cash reserves in the Money Market Fund. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short term defense during periods of unusual volatility.

FOR INFORMATION ABOUT THE INVESTMENT OBJECTIVES OF EACH OF THE UNDERLYING FUNDS AND THE INVESTMENT TECHNIQUES AND THE RISKS INVOLVED IN THE UNDERLYING FUNDS, PLEASE REFER TO "DESCRIPTION OF THE UNDERLYING FUNDS" AND THE SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment Practices of the Underlying Funds. The different types of securities and investment techniques common to one or more of the Underlying Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with changes in interest rates.

The Portfolios differ in terms of stock market risk, interest rate risk, and credit risk. Stock market risk is the possibility that stock prices in general will decline over short or extended periods. Stock markets tend to be cyclical with periods when stock prices generally rise or fall. The Maximum Appreciation, Capital Growth, Growth and Income and Income Oriented Portfolios also may have exposure to foreign stock markets, which are generally thought to be riskier than domestic markets. Interest rate risk is the possibility that bond prices will decline over short or long periods due primarily to changes in market interest rates. Credit risk is the possibility that an issuer's ability to make debt service payments will decline.

Three of the Portfolios, Maximum Appreciation, Capital Growth and Growth and Income, will have a higher exposure to stock market risk because of the significant investment these Portfolios have in equity funds. The other two Portfolios, Capital Preservation and Income Oriented, will have higher exposure to interest rate and credit risk because of the significant investment exposure these Portfolios have in bond funds.

The investments and investment techniques common to one or more of the Underlying Funds are described in greater detail, including the risks of each, in the "Description of Securities and Investment Techniques" in the SAI.

Affiliated Persons. The Adviser, the investment manager of the Portfolios, Atlanta Capital, the sub-adviser of the Portfolios, and the officers and Trustees of the Trust presently serve as investment adviser, sub-adviser, and Trustees, respectively, of the Underlying Funds. Therefore, conflicts theoretically may arise as these persons fulfill their fiduciary responsibilities to the Portfolios and the Underlying Funds.

PORTFOLIO TURNOVER

Each Portfolio's turnover rate is not expected to exceed 25% annually. A Portfolio may purchase or sell securities to (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in the Underlying Funds in response to market conditions; or (c) maintain or modify the allocation of its assets between equity and fixed income/money market funds and among the Underlying Funds within the percentage limits described previously.

INVESTMENT RESTRICTIONS

In addition to the investment objectives of each Portfolio, the Portfolios are subject to investment restrictions that are described under "Investment Objectives" in the SAI. Each Portfolio's investment objective and investment restrictions are "fundamental policies," which means that they may not be changed without a majority vote of shareholders of the affected Portfolios. Except for fundamental policies, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

The following is a concise description of the investment objectives and practices for each of the Underlying Funds in which the Portfolios may invest. There can be no assurance that the investment objectives of the Underlying Funds will be met. Additional information regarding the investment practices of the Underlying Funds is located in the SAI and in the prospectus of the Underlying Funds. No offer is made in this Prospectus of any of the Underlying Funds except the Money Market Fund, which is only used during the Free Look Period under the Contracts in certain states.

DESCRIPTION OF THE UNDERLYING FUNDS

Four Underlying Funds serve as investment medium for the Portfolios. The investment objectives of the four Underlying Funds are as follows:

 . The HIGH QUALITY STOCK FUND seeks long-term growth of capital. The Fund pursues its investment objective by investing primarily in stocks of three categories of companies that are publicly traded in the United States: the 500 largest in market capitalization, the 501st to the 1250th largest in market capitalization, and the 1000th to the 3000th largest in market capitalization at the time of purchase.

 . The FIXED INCOME FUND seeks the highest level of income as is consistent with the preservation of capital. The Fund pursues its investment objective primarily by investing in investment grade debt securities, which range in maturity from one to ten years, including securities issued by the U.S. government or an agency or instrumentality of the U.S. government, asset-backed securities and corporate debt obligations.

 . The INTERNATIONAL ACTIVE FUND seeks long term growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of international equity securities.

 . The MONEY MARKET FUND seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.

The Adviser serves as each Underlying Fund's investment adviser. Atlanta Capital serves as the sub-adviser to the High Quality Stock Fund and the Fixed Income Fund. Blairlogie serves as the sub-adviser to the International Active
Fund.                serves as the sub-adviser to the Money Market Fund.

HIGH QUALITY STOCK FUND

In seeking its objective of long term growth of capital, the High Quality Stock Fund will attempt to achieve a high total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected high quality common stocks of large, medium and small size companies that are publicly traded in the United States. The High Quality Stock Fund primarily selects stocks from among three categories of companies: the 500 largest in market capitalization, the 501st to the 1250th largest in market capitalization and the 1000th to the 3000th largest in market capitalization at the time of purchase. Each company must have a common stock ranking of B+ or better by Standard & Poor's Corporation ("S&P") (or if not ranked by S&P, of comparable quality ranking by another recognized ranking service, or if unranked, of comparable quality in the opinion of Atlanta Capital) (this standard is referred to as a "common stock ranking of B+ or better"). From this universe of stock issues, Atlanta Capital selects stocks based upon a favorable combination of valuation, price volatility and earnings stability. Approximately 50 stocks of large market capitalization companies, 60 stocks of medium market capitalization companies, and 75 stocks of small market capitalization companies are included in the Fund's portfolio.

Atlanta Capital, the investment sub-adviser to the High Quality Stock Fund, generally believes that high quality companies, that is, companies with superior track records of consistent earnings and dividend growth, tend to outperform the stock market over the long term. The Fund seeks to outperform its benchmarks, the S&P 500 Composite Stock Price Index and the Russell 3000 Index. Atlanta Capital's stock selection methods will be based upon, among other things, the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price action of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios.

By investing in securities that are subject to market risk, the High Quality Stock Fund is also subject to greater fluctuations in its market values and a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund or a fund investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (these obligations are referred to in this Prospectus as "U.S. government securities").

The High Quality Stock Fund's investment philosophy is based on extensive research which shows that high-quality growth companies have produced consistently increasing earnings and dividends, thereby providing attractive returns with moderate risk over the long term. To qualify for purchase, each company must have a common stock ranking of B+ or better. Atlanta Capital will conduct fundamental income statement and balance sheet research on individual companies to estimate future sustainable growth rates, evaluate current earnings momentum, and estimate relative value of the stock. Atlanta Capital intends to sell stocks based on such factors as deteriorating fundamentals, below B+ quality ranking, and/or poor relative valuation.

If market conditions indicate their desirability, Atlanta Capital may, for defensive purposes, temporarily invest, without limitation, the assets of the High Quality Stock Fund in cash or cash equivalents. See "Cash Equivalents" below, and "Debt Securities" under "Description of Securities and Investment Techniques" in the SAI for further information.

FIXED INCOME FUND

In seeking its objective of the highest level of income as is consistent with the preservation of capital, the Fixed Income Fund will invest in securities issued by the U.S. government or an agency or instrumentality of the U.S. government, including mortgage-related securities. The U.S. government securities which may be purchased by the Fixed Income Fund include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. The Fixed Income Fund may also purchase instruments issued or guaranteed by agencies or instrumentalities of the United States government, including mortgage-related securities.

The Fixed Income Fund may also purchase mortgage-related securities and asset-backed securities not issued by the U.S. government or any agency or instrumentality thereof. The Fixed Income Fund may also invest in investment grade corporate debt securities rated in one of the three highest rating categories by Moody's Investor Service, Inc. ("Moody's"), S&P, Fitch Investor Services, or another nationally recognized statistical rating organization ("NRSRO"), or if unrated, of comparable quality in the opinion of Atlanta Capital. While non-U.S. government securities may present greater credit risk than U.S. government securities, they also tend to afford higher yields than U.S. government securities. Debt securities purchased by the Fund may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between 3 and 7 years, but may be shorter or longer under unusual market circumstances.

Among the mortgage-related securities that may be purchased by the Fixed Income Fund are "mortgage-backed securities" of the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). These mortgage-backed securities include "pass-through" securities and "participation certificates," both of which are similar, representing pools of mortgages that are assembled, with interests sold in each pool. Payments of principal (including prepayments) and interest by individual mortgagors are "passed through" to the holders of the interests in each pool; thus, each payment to holders may contain varying amounts of principal and interest. Another type of mortgage-backed security is the collateralized mortgage obligation ("CMO"). A CMO is a security that is backed by mortgage pass-through securities or in some cases mortgage loans. The cash flow from the pass-throughs or loans is redirected to one or more classes or tranches in a prescribed manner. Timely payment of principal and interest on GNMA pass-throughs is guaranteed by the full faith and credit of the United States. FHLMC and FNMA are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. See "Mortgage-Backed Securities" under "Description of Securities and Investment Techniques" in the SAI for further information.

There is minimal credit risk involved in the purchase of government or government-guaranteed securities. However, as with any fixed income investment, when interest rates decline, the market value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Therefore, Atlanta Capital may engage in portfolio trading to take advantage of market developments and yield disparities, for example, shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal.

The Fixed Income Fund seeks to outperform the Lehman Brothers Intermediate Aggregate Index (the "Index") over an interest rate cycle. (See the SAI for a description of the Index). The portfolio duration will generally range from 80% to 120% of the Index duration. Typically, this causes the weighted average maturity of the portfolio to vary between 3 and 7 years. Atlanta Capital sets duration strategy based on its assessment of secular and cyclical economic, demographic and political trends.

The Fixed Income Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. The Fixed Income Fund may also use various other investment strategies and techniques when Atlanta Capital determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, entering into repurchase agreements and investing in when-issued or delayed delivery securities. See "Description of Securities and Investment Techniques" in the SAI for further information.

INTERNATIONAL ACTIVE FUND

The International Active Fund seeks long term growth of capital. In pursuing this objective, the Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Blairlogie applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. While Blairlogie endeavors to apply the same variables to all stock markets, the applicability of the analytical tools can differ between countries. In selecting securities, Blairlogie considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. The Fund may invest in stock index futures contracts, foreign exchange futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions.

Investing in the securities of foreign involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see the SAI for more details on investment practices.

MONEY MARKET FUND

The Money Market Fund seeks current income, a stable share price, and daily liquidity. The Money Market Fund's investments include corporate, bank, and government instruments that present minimal credit risk.

The Money Market Fund will be used during the Free Look Period under the Contracts in certain states. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone is expected to provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

The Money Market Fund invests in a combination of bank, corporate, and government obligations that present minimal credit risks. The Fund restricts its investments to instruments that meet certain maturity and quality standards required or permitted by Rule 2a-7 under the 1940 Act for money market funds. Accordingly, the Fund:

  (i) limits its average portfolio maturity to 90 days or less;

  (ii) buys only securities with remaining maturities of 13 months or less;
  and

  (iii) buys only U.S. dollar-denominated securities that represent minimal credit risks and are "high quality," as described below.

The Fund invests only in high quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs, or, if unrated, are determined
by              to be of comparable quality. The balance of the Fund, up to 5%
of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined
by                to be of comparable quality.

The Fund may not invest in any debt obligation that does not meet the maturity and quality standards of Rule 2a-7 under the 1940 Act for money market funds. Debt obligations in which the Fund may invest include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loans associations (in amounts in excess of the insurance coverage, currently $100,000 per account provided by the Federal Deposit Insurance Corporation);
(iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) floating- or variable-rate debt obligations; (vi) asset-backed debt obligations; (vii) U.S. dollar denominated foreign debt obligations; (viii) U.S. government securities issued or guaranteed by the U.S. Treasury (such as bills, notes, or bonds) or by an agency or instrumentality of the U.S. government; and (ix) municipal obligations.

IMPLEMENTATION OF POLICIES AND RISKS OF THE UNDERLYING FUNDS

In addition to the investment policies described above (and subject to certain restrictions described below), the Underlying Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the SAI.

GOVERNMENT SECURITIES

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes and bonds. Securities issued or guaranteed by government agencies or instrumentalities include the following:

 . the Federal Housing Administration, Farmers Home Administration, Export-
  Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

 . the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the
  Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

 . the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

 . the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

CASH EQUIVALENTS

Each Fund may from time to time invest in cash or cash equivalents, which include, but are not limited to the following instruments:

    (a) short term (maturing in 13 months or less) obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof;

    (b) obligations of banks (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Fund will be invested in such other insured obligations;

    (c) commercial paper rated in the top two categories by an NRSRO (short-term unsecured promissory notes of corporations including variable rate master demand notes);

    (d) short term (maturing in one year or less) corporate obligations;

    (e) obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit, and including variable rate master demand notes and floating rate notes; and

    (f) debt instruments not specifically described if such instruments are deemed by the Sub-Advisers to be of comparable high quality and liquidity.

Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

For a description of the ratings referred to above, see Appendix B to this Prospectus.

FOREIGN SECURITIES

The High Quality Stock Fund and the International Active Fund may invest in foreign securities. These include dollar-denominated securities traded in the U.S. on the New York Stock Exchange (the "NYSE"). The High Quality Stock Fund may invest in foreign securities if the foreign securities are traded on the NYSE.

The International Active Fund may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs are global receipts similar to ADRs and may be offered privately in the United States and also trade in public or private markets in other countries.

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the International Active Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The International Active Fund may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate liquid assets, such as cash or high grade debt obligations, in a segregated account to cover forward currency contracts entered into for non-hedging purposes.

MANAGEMENT

The Board of Trustees is responsible for the overall operations of the Trust, including reviewing the actions of the Trust's Adviser and Sub-Advisers as set forth below. The Trust's officers supervise the daily business operations of the Trust.

PROVIDIAN INVESTMENT ADVISORS, INC., 400 West Market Street, Louisville, Kentucky 40202, has been retained under an Investment Advisory Agreement with
the Trust, dated           , 1997, in general to supervise the management and
investment program of the Trust and each Portfolio. In addition, the Adviser generally manages the affairs of the Trust, subject to the supervision of the Board of Trustees. For information about the Board of Trustees and the Trust's officers, see "Management" in the SAI. The Adviser does not receive an investment management fee for the advisory and asset allocation services it provides to the Portfolios. Under an Advisory Agreement with each Portfolio, the Adviser has agreed to limit the operating expenses of each Portfolio so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis incurred directly or incurred on a pass through basis as a result of a Portfolio's ownership of Underlying Funds does not exceed 0.20%. This limitation will apply for two years after commencement of operations.

ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C., Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, Georgia 30309, has been retained by the
Adviser pursuant to a Sub-Advisory Agreement with the Adviser, dated         ,
1997, to serve as the sub-adviser to the Portfolios. Atlanta Capital, founded in 1969, performs investment management services for various clients, including pension, profit sharing and other employee benefit plans as well as other institutions and individuals. The firm, which is owned and operated by six partners, manages approximately $1.8 billion in fixed income and equity assets. Subject to the supervision and direction of the Board of Trustees, Atlanta Capital will determine how each Portfolio's assets will be invested in the Underlying Funds and in other securities pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Trustees concerning changes to (a) the Underlying Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including the money market fund). The Trustees of the Trust will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. Atlanta Capital also serves as sub-adviser of the High Quality Stock Fund and the Fixed Income Fund for which it receives a fee equal to 0.50% annually on assets up to $25 million, 0.40% annually on assets above $25 million and up to $50 million, and 0.30% annually on assets above $50 million.

BLAIRLOGIE CAPITAL MANAGEMENT, 125 Princes Street, Fourth Floor, Edinburgh EH2 4AD, Scotland, has been retained by the Adviser pursuant to a Sub-Advisory
Agreement with the Advisor dated          , 1997, to serve as the sub-adviser
to the International Active Fund. Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners, L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire one-fifth of its 25% interest annually, beginning December 31, 1997. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of July 31, 1996 of approximately $.7 billion. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organization ("IMRO") in the United Kingdom. As compensation for its services, the Adviser pays Blairlogie a fee based on the monthly average net assets of the International Active Fund. This fee equals 0.75% annually on assets up to $25 million, 0.60% annually on assets above $25 million and up to $50 million, and 0.50% annually on assets above $50 million.

Each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The effective management fee of each of the Underlying Funds in which the Portfolios may invest is set forth below as a percentage rate of the Fund's annual net assets:

                                                                      MANAGEMENT
      UNDERLYING FUND                                                    FEES
      ---------------                                                 ----------
      High Quality Stock Fund........................................    .65%
      Fixed Income Fund..............................................    .65%
      International Active Fund......................................    .90%
      Money Market Fund..............................................    .35%

The investment professionals primarily responsible for the management of each Portfolio, with the respective responsibilities and business experience for the past five years are as follows:

GROWTH AND INCOME, CAPITAL GROWTH AND MAXIMUM APPRECIATION PORTFOLIOS: Daniel
W. Boone III, Senior Partner of Atlanta Capital. He is responsible for the research and portfolio management of the High Quality Stock Fund's equity portfolio and oversight of the equity investment process. Mr. Boone joined Atlanta Capital in 1976.

CAPITAL PRESERVATION AND INCOME ORIENTED PORTFOLIOS: Gregory L. Coleman, Partner of Atlanta Capital. He is responsible for the fixed income trading, portfolio management of the Fixed Income Fund, and investment strategy. Mr. Coleman joined Atlanta Capital in 1990.

MONEY MARKET FUND:

PURCHASE AND REDEMPTION OF SHARES

Investment in the Portfolios currently is available to owners of variable annuity contracts issued by insurance companies through their separate accounts and to qualified plans. Shares of each Portfolio and the Money Market Fund are purchased or redeemed at their respective net asset values next computed after receipt of an order (without a sales charge).

NET ASSET VALUE AND PRICING

The net asset value of shares of each Portfolio and the Money Market Fund is determined as of the close of trading on each day the New York Stock Exchange is open for trading (currently 4:00 P.M. Eastern Time), and days that the United States Postal Service and national banks are open. The net asset value of shares for each Portfolio and the Money Market Fund is determined by adding up the value of its securities (determined as set forth below) and other assets, subtracting the liabilities, and dividing by the number of shares outstanding. The value of each Underlying Fund will be its net asset value at the time of computation.

Securities held by the Portfolios (other than the Money Market Fund) are valued based upon readily available market quotations. Where such market quotations are not available, securities are valued at fair value as determined by or under the general supervision of the Board of Trustees.

The securities in the Money Market Fund are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the
market value of the instrument. Under most conditions,               believes
it will be possible to maintain the net asset value of the Portfolio at $1.00 per share. Calculations are periodically made to compare the value of the Portfolio's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. See "Net Asset Values of the Shares of the Portfolios" in the SAI for details.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio and the Money Market Fund are treated as separate taxable entities and will elect to qualify as a "regulated investment company" under applicable provisions of the Internal Revenue Code of 1986 (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Portfolio and the Money Market Fund will be allowed a deduction for amounts distributed to its shareholders from its ordinary income and net realized capital gains and will not be subject to federal income tax on such amounts. To qualify for treatment as a "regulated investment company," each Portfolio and the Money Market Fund must, among other things, derive in each taxable year at least 90 percent of its gross income from dividends, interest and gains from the sale or other disposition of securities, and derive less than 30 percent of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of securities held for less than three months.

Each Portfolio and the Money Market Fund intends to distribute sufficient net investment income to avoid the application of federal income tax on the Trust. Each Portfolio and the Money Market Fund also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Portfolio and the Money Market Fund will consist of all payments of dividends or interest received and any net short-term gains or losses from the sale of its investments less its estimated expenses (including fees payable to the Adviser and Sub-Adviser).

In order for the separate accounts to comply with regulations under Section 817(h) of the Code applicable to investment companies used as the investment medium for variable annuity contracts, each Portfolio and the Money Market Fund will diversify its investments so that, after a one year start-up period, on the last day of each calendar quarter, no more than 55% of the value on each Portfolio is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Dividends from the Portfolios (other than the Money Market Fund) will be declared and distributed monthly. Dividends from the Money Market Fund will be declared on each day its net asset value is calculated except bank holidays. Income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which the Portfolio's net asset value was most recently calculated. The Trustees may decide to declare dividends at other intervals. All net realized long-term capital gains of the Trust, if any, are declared and distributed annually after the close of the Trust's fiscal year to the shareholders of the Portfolio or Portfolios to which such gains are attributable

PERFORMANCE AND YIELD INFORMATION

From time to time, the Trust may advertise a variety of types of performance information including "yield," "average annual total return," "total return," "cumulative total return," and "effective yield." Each of these figures will be based on historical information and are not intended to indicate future performance.

The yield of the Portfolios refers to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a twelve-month period and is shown as a percentage of the investment. The Money Market Fund's yield and effective yield are measures of the net investment income per share earned by the Fund over a specific seven-day period and are shown as a percentage of the investment. However, effective yield will be slightly higher than the yield because effective yield assumes that the net investment income earned by the Portfolio will be reinvested.

The total return of a Portfolio refers to return quotations assuming an investment has been held in the Portfolio for various periods of time including, but not limited to, one year and a period measured from the date the Portfolio commenced operations. When a Portfolio has been in operation for five and ten years, respectively, the total return for these periods will be provided. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations do not reflect the effect of the charges that may be applicable to a particular Contract or separate account. Such charges will reduce the net yield and total return of that Contract. Performance figures for a Portfolio or the Money Market Fund will only be advertised if the comparable figures for the Contract are included in the advertisement.

GENERAL INFORMATION

SHARES OF BENEFICIAL INTEREST

All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Portfolio-by-Portfolio basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Portfolio issued, are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. Providian Life and Health Insurance Company Separate Account V is the legal owner of the shares it holds and as such has the right to vote to elect the Trustees of the Trust, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of presently applicable law, Providian Life and Health Insurance Company Separate Account V will vote the shares of the Trust at special meetings of the shareholders of the Trust in accordance with instructions received from Contract Owners.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Trust and will audit each Fund's financial statements annually.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Jorden Burt Berenson & Johnson LLP, Washington, D.C.

CUSTODIAN

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the Custodian of the Trust's assets.

REPORTS TO SHAREHOLDERS

The Trust will send annual and semi-annual reports to Contract Owners showing the financial conditions of the Funds and the investments held in each.

OTHER INFORMATION

Inquiries and requests for the Statement of Additional Information should be
directed to the Trust at (800)          or P.O. Box 32700, Louisville,
Kentucky 40232.

                      STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                               TABLE OF CONTENTS

                                                                           PAGE
Investment Objectives..................................................... B-
Description of Securities and Investment Techniques....................... B-
Portfolio Turnover and Securities Transactions............................ B-
Management................................................................ B-
Net Asset Values of the Shares of the Portfolios and the Money Market
 Fund..................................................................... B-
Investment Performance.................................................... B-
Taxes..................................................................... B-
General Information....................................................... B-
Independent Accountants................................................... B-
Financial Statements...................................................... F-

APPENDIX A--STANDARD AND POOR'S
EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

In establishing Standard and Poor's quality rankings for common stocks, growth and stability of earnings and dividends are deemed key elements. The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

      A+ Highest              A- Above Average                         B- Lower
      A High                  B+ Average                               C Lowest
                              B Below Average                          D in Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

APPENDIX B--SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investor Service, Inc.'s Corporate Bond Ratings:

Aaa--Bonds which are rated Aaa by Moody's Investor Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation's Corporate Bond Ratings:

AAA--This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PROVIDIAN SERIES TRUST
                             ADMINISTRATIVE OFFICE
                                 P.O. BOX 32700
                           LOUISVILLE, KENTUCKY 40232
                                        , 1997

                      STATEMENT OF ADDITIONAL INFORMATION
                                _________, 1997


PROVIDIAN SERIES TRUST
HIGH QUALITY STOCK FUND
FIXED INCOME FUND
INTERNATIONAL ACTIVE FUND
MONEY MARKET FUND


This Statement of Additional Information is not a prospectus. It contains additional information about the Providian Series Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated _________, 1997. You can obtain a copy by contacting the Trust's Administrative Office, P. O. Box 32700, Louisville, Kentucky 40232.


TABLE OF CONTENTS

                                                                Page
       Investment Objectives                                    B-
       Description of Securities and Investment Techniques      B-
       Portfolio Turnover and Securities Transactions           B-
       Management                                               B-
       Net Asset Values of the Shares of the Funds              B-
       Investment Performance                                   B-
       Taxes                                                    B-
       General Information                                      B-
       Independent Accountants                                  B-
       Financial Statements                                     B-

Providian Series Trust (the "Trust") is an investment company presently consisting of nine separate series (the "Funds") each having different investment objectives and policies. This SAI pertains to four Funds. The investment objectives of the Funds are as follows:

The HIGH QUALITY STOCK FUND seeks long-term growth of capital. The Fund pursues its investment objective by investing primarily in stocks of three categories of companies that are publicly traded in the United States: the 500 largest in market capitalization, the 501st to the 1250th largest in market capitalization, and the 1000th to the 3000th largest in market capitalization at the time of purchase.

The FIXED INCOME FUND seeks the highest level of income as is consistent with the preservation of capital. The Fund pursues its investment objective primarily by investing in investment grade debt securities, which range in maturity from one to ten years, including securities issued by the U.S. government or an agency or instrumentality of the U.S. government, asset-backed securities and corporate debt obligations.

The INTERNATIONAL ACTIVE FUND seeks long-term growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of international equity securities.

The MONEY MARKET FUND seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.

INVESTMENT OBJECTIVES

The Trust has adopted the following policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of each Fund affected. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Fund may be effected with the approval of the holders of a "majority" of the outstanding shares of such Fund. The Trust may not, and each Fund may not (except as noted):

1. Invest more than 5 percent of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5 percent of its assets in the securities of any issuer; this restriction does not apply to securities issued by the U.S. government or its agencies or instrumentalities;

2. Invest in the securities of issuers in any one industry if thereafter more than 25 percent of the assets of the Fund in question would be invested in securities of issuers in that same industry; investing in cash items (including time and demand deposits such as certificates of deposit and obligations of domestic banks), U.S. government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry;

3. Purchase securities on margin or sell securities short, except that each Fund may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

4. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts);

5. Borrow money except that (i) the High Quality Stock Fund, the International Active Fund, and the Money Market Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; and (ii) the Fixed Income Fund, the International Active Fund, and the Money Market Fund may enter into reverse repurchase agreements as described in the Prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed delivery basis will not be deemed to be pledges of a Fund's assets);

6. Underwrite securities of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

7. Invest in securities of a company for the purpose of exercising control or management;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

10. Make loans of its assets if, as a result, more than 50% of a Fund's total assets (33 1/3% in the case of the Money Market Fund) would be lent to other persons, except (i) to purchase or hold money market instruments permitted by a Fund's investment objective and policies, or (ii) to enter into repurchase agreements or through lending of a Fund's portfolio securities, or (iii) through purchases of debt securities or other debt instruments;

11. Issue senior securities, except as permitted under the 1940 Act. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements for which a segregated account has been established to cover such transactions or for which an offsetting position has been established by the Fund, are not deemed to be issuances of senior securities; or

12. Purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

As a non-fundamental restriction, the Money Market Fund may not engage in any transaction or practice which is not permissible under Rule 2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Funds. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined,
(c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer. In accordance with regulatory requirements, the Board of Trustees has also adopted procedures for segregating Fund assets whenever a Fund enters into reverse repurchase agreements with institutions other than banks.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes in greater detail different types of securities and investment techniques used by the individual Funds, as described in "Investment Objectives and Policies of the Funds" in the Prospectus, as well as the risks associated with such securities and techniques.

OTHER INVESTMENT POLICIES OF THE FIXED INCOME FUND
--------------------------------------------------

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Under normal market conditions, not more than 10% of the value of the Fixed Income Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

When and if available, debt securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless yields to maturity on these securities remain attractive. From time to time the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of Atlanta Capital Management ("Atlanta Capital"), the Fund's sub-adviser, such securities have the potential for future income (or capital appreciation).

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income to the Fund but will be reflected in the net asset value of the Fund's shares.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Fixed Income Fund may invest in mortgage-backed securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors in the future. The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Atlanta Capital to forecast interest rates and other economic factors correctly.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National

Mortgage Association ("GNMA")) are described as "modified pass through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance, guarantees or structures, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers, or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the structure or the loan experience and practices of the originator/servicers and poolers, Atlanta Capital determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Atlanta Capital are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

OTHER MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). The Fixed Income Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations," at page _____), and in other types of mortgage-related securities. The Fixed Income Fund will not purchase mortgage-related securities or any other assets which in the opinion of Atlanta Capital are illiquid, if, as a result, more than 15% of the value of this Fund's assets will be illiquid.

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("I0") class of stripped mortgage backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "I0" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an I0 class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

ASSET-BACKED SECURITIES

The Fixed Income Fund and the Money Market Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

OTHER INVESTMENT POLICIES OF THE INTERNATIONAL ACTIVE FUND
----------------------------------------------------------

DERIVATIVE INSTRUMENTS

The International Active Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The International Active Fund may engage in the purchase and writing of call and put options on foreign currencies. The International Active Fund also may enter into swap agreements with respect to securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; to increase exposure to a foreign currency; to shift exposure to foreign currency fluctuations from one country to another; or as part of its overall investment strategies. The Fund will maintain segregated accounts consisting of liquid assets, such as cash, and U.S. Government securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Blairlogie Capital Management ("Blairlogie") to forecast interest rates and other economic factors correctly. If Blairlogie incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Blairlogie incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions.

OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES. The International Active Fund may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as a writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspension are imposed on the options markets, the Fund may be unable to close out a position.

The International Active Fund may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

SWAP AGREEMENTS. The International Active Fund may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on Blairlogie's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the "Code") may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS AND OPTIONS ON FUTURE CONTRACTS. The International Active Fund may invest in exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund may engage in such futures transactions as an adjunct to its securities activities.

There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges or boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develope or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premium paid by it for open futures option positions, less the amount by which any such positions are "in-the-money" would not exceed 5% of the Fund's net assets.

OTHER INVESTMENT POLICIES OF THE MONEY MARKET FUND
--------------------------------------------------

RULE 2a-7: MATURITY QUALITY AND DIVERSIFICATION RESTRICTIONS

The Money Market Fund is subject to certain maturity restrictions pursuant to Rule 2a-7 under the 1940 Act for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (i) maintain a dollar weighted average portfolio maturity of 90 days or less, and (ii) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar denominated securities which present minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

(1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

(5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

The Money Market Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments that are determined to present minimal credit risks and at the time of acquisition, that are (i) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (ii) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (iii) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (iv) unrated (other than the type described in (iii)) but determined by the Board of Trustees to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and at the time of acquisition, are (i) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (ii) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (iii) unrated (other than described in (ii)) but determined by the Board of Trustees to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (i) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, and (ii) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.

As used herein, all capitalized but undefined terms shall have the meaning such terms have in Rule 2a-7.

MORTGAGE DOLLAR ROLLS

The Money Market Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forgo principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. (See "Borrowing" below.)

The mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Since the Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities will be high quality and will mature on or before the settlement date of the mortgage dollar roll, ___________________ believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

INVESTMENT PRACTICES COMMON TO TWO OR MORE FUNDS
------------------------------------------------

Except as otherwise noted below, the following description of investment practices is applicable to all of the Funds.

BORROWING

As a temporary measure for extraordinary or emergency purposes, such as to facilitate redemptions, the High Quality Stock Fund, the International Active Fund and the Money Market Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Any such borrowings will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FOREIGN SECURITIES

The High Quality Stock Fund and the International Active Fund may invest in foreign securities. These include dollar-denominated securities traded in the U.S. on the New York Stock Exchange (the "NYSE"). The High Quality Stock Fund may invest in foreign securities in the form of American Depositary Receipts ("ADRs"), or in other similar securities convertible into securities of foreign issuers if the foreign securities are traded on the NYSE.

The International Active Fund may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The International Active Fund may also invest in common stocks issued by foreign companies or in securities represented by ADRs, European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The International Active Fund may also purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets, such as cash, U.S. Government securities and high quality short-term investments and are marked to market daily. Although forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

LENDING OF PORTFOLIO SECURITIES

Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or liquid assets, including equity securities and debt securities of any grade, maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the appropriate Sub-Adviser to be of good standing, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Sub-Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 50% of the value of the total assets of the lending Fund (33 1/3% in the case of the Money Market Fund).

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The custody of the Obligation will be maintained by the Fund's Custodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Fund's Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

REVERSE REPURCHASE AGREEMENTS

The Fixed Income Fund, International Active Fund and Money Market Fund may enter into reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the expected interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Fund enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid assets, including equity securities and debt securities of any grade equal in value to the repurchase price (which price will already include interest charges). If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Fund.

WHEN-ISSUED SECURITIES

The Fixed Income Fund, the International Active Fund, and the Money Market Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund. Although when-issued securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining a Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. A Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

VARIABLE OR FLOATING-RATE SECURITIES

The Fixed Income and Money Market Funds may invest in securities which offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice: in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Money Market Fund will be made in accordance with Rule 2a-7.

Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, a Fund may invest in them only if the appropriate Sub-Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Sub-Adviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable-rate demand obligations in the Fund's portfolio.

A Fund will not invest more than 10% of its net assets in variable and floating-rate demand obligations that are not readily marketable (a variable or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Objectives.") In addition, each variable or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

ILLIQUID SECURITIES

The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15%, or 10% with respect to the Money Market Fund, of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act).

The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933 (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A of the Securities Act and
Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the respective Sub-Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Trustees has directed each Sub-Adviser to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. A Sub-Adviser may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Sub-Adviser to be of equivalent quality and (iii) the Sub-Adviser considers the trading market for the specific security taking into account all relevant factors. A foreign security may be considered liquid by a Sub-Adviser (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

RESTRICTED SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Trust believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees, who will consider established factors in making such a determination.

TEMPORARY DEFENSIVE POSITION

When a Sub-Adviser determines that market conditions warrant a temporary defensive position, a Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

PORTFOLIO TURNOVER AND SECURITIES TRANSACTIONS

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. If a Fund derives more than 30 percent of its gross income from the sale of securities held less than three months, the Fund may fail to qualify under the tax laws as a regulated investment company in particular years and thereupon would lose certain beneficial tax treatment of its income (see "Dividends, Distributions and Taxes" in the Prospectus).

Each Sub-Adviser is responsible for decisions to buy and sell securities, broker-dealer selection, and negotiation of its brokerage commission rates.
The Sub-Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In certain instances, the Sub-Adviser may make purchases of underwritten issues at prices which include underwriting fees, and, in selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Investment Advisory Agreements in question or otherwise solely by reason of its having caused the Trust to pay a broker-dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust.

Each Sub-Adviser allocates the orders placed by it on behalf of a Fund to such broker-dealers who also provide research or statistical material, or other services to the Funds, the Sub-Adviser or its clients. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Trust indicating the broker-dealers to whom such allocations have been made and the basis therefor. Broker-dealers may be selected who provide brokerage and/or research services to the Funds and/or other accounts over which the Sub-Adviser exercises investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

The receipt of research from broker-dealers may be useful to the Sub-Adviser in rendering investment management services to the Trust and/or the Sub-Adviser's other clients; conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Sub-Adviser in carrying out its obligations to the Trust. The receipt of such research will not be substituted for the independent research of the Sub-Adviser. It does enable the Sub-Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions. Orders on behalf of the Trust may be bunched with orders on behalf of other clients of the Sub-Adviser.

The Board of Trustees periodically reviews each Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

MANAGEMENT

Providian Investment Advisors, Inc. (the "Adviser") in general supervises the Trust's management and investment program, prepares reports for the Trust, monitors compliance by the Trust in its investment activities and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

Pursuant to the Sub-Advisory Agreements with the Adviser, subject to the supervision of the Trustees of the Trust, and in conformity with the stated policies of the Funds, Atlanta Capital Management Company L.L.C. ("Atlanta Capital") manages the investment operations of the High Quality Stock Fund and the Fixed Income Fund, Blairlogie Capital Management ("Blairlogie") manages the investment operations of the International Active Fund, and ________________ manages the investment operations of the Money Market Fund. The Sub-Advisers also manage the composition of each respective Fund's portfolio, including the purchase, retention, disposition and loan of securities.

Each Investment Advisory and Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the particular Fund (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such party.

The Adviser and Sub-Advisers (collectively the "Advisers") have each authorized any of their officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Advisers each bear the salaries and expenses of all of its respective personnel.

Other than as imposed by law, the Investment Advisory and Sub-Advisory Agreements provide that the Advisers shall not be liable to the Funds for any error of judgment by the Advisers or for any loss sustained by the Funds except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

The Investment Advisory and Sub-Advisory Agreements provide that the Advisers shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Trust in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Advisers. The Agreements provide that the Advisers are not protected against any liability to the Trust or its security holders for which the Advisers shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon them by the Agreements or the violation of any applicable law.

TRUSTEES AND OFFICERS

The names of the Trustees and executive officers of the Trust, their affiliations, if any, with the Advisers and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

                                         Positions(s) Held    Principal Occupation(s)
Name and Address           Age           With Registrant      During Past Five Years

Kris A. Robbins*           37            President and        Chief Group Sales and Product Development Officer of Providian
                                         Trustee              Corporation since September 1996; Manager, Institutional
                                                              Marketing of Providian Corporation, from 1994 to September 1996;
                                                              Director, Managed Funds of Providian Corporation, from 1992 to 1994;
                                                              Director of Providian Investment Advisors, Inc.

Thomas Hartlage*           44            Chief Financial      Director, Product Management, of Providian Corporation since 1995;
                                         Officer              Director, Institutional Marketing of Providian Corporation from 1993 to 1995; Director, New Initiatives of Providian Corporation from
                                                              1992-1993; Director, Business Planning of Providian Corporation from
                                                              1991-1992; Director of Providian Investment Advisors, Inc.


NET ASSET VALUES OF THE SHARES OF THE FUNDS

As set forth in the Prospectus under the caption "Net Asset Value and Pricing," the net asset value of each Fund will be determined as of the close of trading on each day the NYSE is open for trading (currently 4:00 P.M. Eastern Time), and days that the U.S Postal Service and national banks are open. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Securities held by all Funds will be valued as follows: Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued (currently 4:00 P.M. Eastern Time), or lacking any sales, at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued using matrix pricing systems of a major dealer in bonds which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted exchange or over-the-counter prices. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Debt securities with maturities of sixty days or less are valued at amortized cost.

The Money Market Fund values its securities on the amortized cost basis and seeks to maintain its net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values of the Money Market Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

INVESTMENT PERFORMANCE

YIELD CALCULATIONS
------------------

The Trust may from time to time disclose the current annualized yield of the High Quality Stock, Fixed Income and International Active Funds for 30-day periods. The annualized yield of these Funds refers to the income generated by the Fund over a specified 30-day period. Because the yield is annualized, the yield generated by the Fund during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per share earned during the period by the price per share on the last day of the period, according to the following formula:

        YIELD = 2[(a-b + 1)/6/ - 1]
                   ---
                   cd

Where:  a = net investment income earned during the period by the Fund.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period.

        d = the maximum offering price per share on the last day of the period.

Net investment income will be determined in accordance with rules established by the SEC. Accrued expenses will include all recurring fees that are charged to all shareholder accounts. The yield calculations do not reflect the effect of any charges that may be applicable to a particular Policy.

Because of the charges and deductions imposed by the separate accounts and, in certain cases, by series of the Trust which invest in the Funds described in this SAI, the yield realized by Contract Owners in the investment divisions of the separate accounts will be lower than the yield for the corresponding Fund of the Trust. The yield on amounts held in the High Quality Stock, Fixed Income and International Active Funds normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. Each of the High Quality Stock, Fixed Income and International Active Funds actual yield will be affected by the types and quality of Fund securities held by the respective Fund, and its operating expenses.

CURRENT YIELD
-------------

The Money Market Fund's current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("based period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

EFFECTIVE YIELD
---------------

The Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return + 1)/(365/7)/ - 1.

STANDARDIZED TOTAL RETURN CALCULATIONS
--------------------------------------

The Trust may from time to time also disclose average annual total returns for the Funds for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        P (1 + T)/n/ = ERV

Where:  P   = a hypothetical initial payment of $1,000.
        T   = average annual total return.
        n   = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Fund will not reflect the effect of charges that may be applicable to a particular policy.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination
thereof.   Non-Standardized Return will be accompanied by Standardized Return.
Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's 400 Midcap Index tracks the stock price movement of 400 companies with mid-size market capitalization of $300 million to $5 billion. Stocks are chosen for market size, liquidity and industry group representation.

The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry, characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

The Lehman Brothers Aggregate Bond Index is an index consisting of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Assets-Backed Securities Index. The Government/Corporate Bond Index is described below. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buy downs, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year. Each Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

The Lehman Brothers Intermediate Aggregate Index consists of 1-10 year government bonds, 1-10 year corporate bonds rated A or higher by an NRSRO, all mortgages, and all asset backed securities within the Aggregate Index (i.e., the Lehman Brothers Aggregate

Index less the Long Government/Corporate Index). This Index offers a broad based benchmark with a shorter duration than the Lehman Brothers Aggregate Index.

The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government; mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by market capitalization representing approximately 98% of the U.S. equity market.

The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the index. Only common stocks are included in the Index. REITs are eligible for inclusion.

The Wilshire Mid Cap 750 Index is a subset of the Wilshire 5000 Index of common stocks. The Mid Cap 750 Index consists of those Wilshire 5000 companies ranked between 501 and 1,250 according to market capitalization.

The Wilshire 5000 Equity Index represents the return on the market value of all common equity securities for which daily pricing is available.

In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets;
(b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure of inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; (5) the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

TAXES

Each Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If each Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Fund will be relieved of federal income tax on the amounts distributed.

In order to qualify as a regulated investment company, in each taxable year each Fund must, among other requirements, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, and gains (without deduction for losses) from the sale or other disposition of securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income derived with regard to its investing in such securities or currencies and (b) derive less than 30% of its gross income from gains (without deduction for losses) realized on the sale or other disposition of securities held for less than three months. In order to meet this 30% requirement, a Fund may defer selling certain investments beyond the time when it might otherwise do so.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

GENERAL INFORMATION

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders. See the Contract Prospectus for information as to the voting of shares by Contract Owners.

Each issued and outstanding share of each Fund is entitled to participate equally in dividends and distributions of the respective Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has Codes of Ethics governing the personal securities transactions of officers and employees, its Adviser and Sub-Advisers.


INDEPENDENT ACCOUNTANTS

The financial statements of the Trust included in the Prospectus and the Statement of Additional Information have been examined by Ernst & Young, L.L.P., independent accountants, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion given upon the authority of the firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

                      STATEMENT OF ADDITIONAL INFORMATION
                                _________, 1997

PROVIDIAN SERIES TRUST
CAPITAL PRESERVATION PORTFOLIO
INCOME ORIENTATED PORTFOLIO
GROWTH AND INCOME PORTFOLIO
CAPITAL GROWTH PORTFOLIO
MAXIMUM APPRECIATION PORTFOLIO
MONEY MARKET FUND


This Statement of Additional Information is not a prospectus. It contains additional information about the Providian Series Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated _________, 1997. You can obtain a copy by contacting the Trust's Administrative Office, P. O. Box 32700, Louisville, Kentucky 40232.



TABLE OF CONTENTS

                                                                  Page

         Investment Objectives                                    B-
         Description of Securities and Investment Techniques      B-
         Portfolio Turnover and Securities Transactions           B-
         Management                                               B-
         Net Asset Values of the Shares of the Portfolios
           and the Money Market Fund                              B-
         Investment Performance                                   B-
         Taxes                                                    B-
         General Information                                      B-
         Independent Accountants                                  B-
         Financial Statements                                     B-

Providian Series Trust (the "Trust") is an investment company presently consisting of nine separate series (the "Funds") each having different investment objectives and policies. This SAI pertains to six series, five of which are professionally managed investment portfolios (each, a "Portfolio") which seek to achieve their investment objective by investing in a diverse mix of "Underlying Funds," which consist of open-end management investment companies or series thereof for which Providian Investment Advisors, Inc. acts as investment adviser. The investment objectives of the Portfolios and the Money Market Fund are as follows:

The CAPITAL PRESERVATION PORTFOLIO seeks high current income with low volatility of principal.

The INCOME ORIENTED PORTFOLIO seeks income and, secondarily, long-term growth of capital.

The GROWTH AND INCOME PORTFOLIO seeks growth of capital and income.

The CAPITAL GROWTH PORTFOLIO seeks long-term growth of capital and, secondarily, current income.

The MAXIMUM APPRECIATION PORTFOLIO seeks capital appreciation.

The MONEY MARKET FUND seeks current income, a stable share price, and daily liquidity. The Portfolio invests in corporate, bank, and government instruments that present minimal credit risk.

INVESTMENT OBJECTIVES

The Trust has adopted the following policies relating to the investment of assets of the Portfolios and the Money Market Fund and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of each Portfolios and the Money Market Fund affected. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Portfolio or the Money Market Fund may be effected with the approval of the holders of a "majority" of the outstanding shares of such Portfolio or the Money Market Fund. The Trust may not, and each Portfolio and the Money Market Fund may not (except as noted):

1. Purchase securities on margin or sell securities short, except that each Fund may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts);

3. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300%;

4. Underwrite securities of other issuers, except to the extent that a Portfolio or the Money Market Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

5. Invest in securities of a company for the purpose of exercising control or management;

6. Participate on a joint or a joint and several basis in any trading account in securities;

7. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

8. Make loans of its assets if, as a result, more than 50% of a Portfolio's total assets (33 1/3% in the case of the Money Market Fund) would be lent to other persons, except (i) to purchase or hold money market instruments permitted by a Portfolio's investment objective and policies, or (ii) to enter into repurchase agreements or through lending of a Portfolio's portfolio securities, or (iii) through purchases of debt securities or other debt instruments;

9. Issue senior securities, except as permitted under the 1940 Act; or

10. Purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in its Statement of Additional Information.

As a non-fundamental restriction, the Money Market Fund may not engage in any transaction or practice which is not permissible under Rule 2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

Because of their investment objectives and policies, the Portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Portfolios' investment programs set forth in the Prospectus, each of the Portfolios may invest more than 25% of its assets in certain Underlying Funds. However, each of the Underlying Funds in which each Fund will invest will not concentrate more than 25% of its total assets in any one industry.

In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Portfolios and the Money Market Fund. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined, (a) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer. In accordance with regulatory requirements, the Board of Trustees has also adopted procedures for segregating Portfolio or Money Market Fund assets whenever a Portfolio or Money Market Fund enters into reverse repurchase agreements with institutions other than banks.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The Prospectus discusses the investment objectives of the Portfolios, the Money Market Fund and each of the Underlying Funds in which the Portfolios may invest, as well as the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Underlying Funds may invest (and repurchase agreements in which the Portfolios and/or the Underlying Funds may invest), the investment policies and portfolio strategies the Underlying Funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the Portfolios or the Underlying Funds will be achieved.

The Declaration of Trust for the Portfolio permits the Board of Trustees to establish additional Portfolios from time to time. The investment objectives, policies and restrictions applicable to additional Portfolios would be established by the Board of Trustees at the time such portfolios were established and may differ from those set forth in the Prospectus and this SAI.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Fixed Income Fund may invest in mortgage-backed securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors in the future. The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), sub-adviser of the Portfolios, to forecast interest rates and other economic factors correctly.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance, guarantees or structures, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers, or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the structure or the loan experience and practices of the originator/servicers and poolers, the Atlanta Capital determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Atlanta Capital are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

OTHER MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," above). The Fixed Income Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations," at page _____), and in other types of mortgage-related securities. The Fixed Income Fund will not purchase mortgage-related securities or any other assets which in the opinion of Atlanta Capital are illiquid, if, as a result, more than 15% of the value of this Fund's assets will be illiquid.

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("I0") class of stripped mortgage backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "I0" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an I0 class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

ASSET-BACKED SECURITIES

The Fixed Income Fund and the Money Market Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

DERIVATIVE INSTRUMENTS

The International Active Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The International Active Fund may engage in the purchase and writing of call and put options on foreign currencies. The International Active Fund also may enter into swap agreements with respect to securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; to increase exposure to a foreign currency; to shift exposure to foreign currency fluctuations from one country to another; or as part of its overall investment strategies. The Fund will maintain segregated accounts consisting of liquid assets, such as cash, and U.S. Government securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, its ability to successfully utilize these instruments may depend in part upon the ability of Blairlogie Capital Management ("Blairlogie") to forecast interest rates and other economic factors correctly. If Blairlogie incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Blairlogie incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions.

OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES. The International Active Fund may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as a writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspension are imposed on the options markets, the Fund may be unable to close out a position.

The International Active Fund may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

SWAP AGREEMENTS. The International Active Fund may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations

(or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on Blairlogie's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the "Code") may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS AND OPTIONS ON FUTURE CONTRACTS. The International Active Fund may invest in exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund may engage in such futures transactions as an adjunct to their securities activities.

There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges or boards of trade limit the amount of fluctuation permitted in futures contact prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premium paid by it for open futures option positions, less the amount by which any such positions are "in-the-money" would not exceed 5% of the Fund's net assets.

RULE 2A-7: MATURITY QUALITY AND DIVERSIFICATION RESTRICTIONS

The Money Market Fund is subject to certain maturity restrictions pursuant to Rule 2a-7 under the 1940 Act for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (i) maintain a dollar weighted average portfolio maturity of 90 days or less, and (ii) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar denominated securities which present minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

(1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

(5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

The Money Market Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments that are determined to present minimal credit risks and at the time of acquisition, that are (i) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (ii) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (iii) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (iv) unrated (other than the type described in (iii)) but determined by the Board of Trustees to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and at the time of acquisition, are (i) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (ii) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (iii) unrated (other than described in (ii)) but determined by the Board of Trustees to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (i) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.

As used herein, all capitalized but undefined terms shall have the meaning such terms have in Rule 2a-7.

MORTGAGE DOLLAR ROLLS

The Money Market Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. (See "Borrowing" below.)

The mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Since the Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities will be high quality and will mature on or before the settlement date of the mortgage dollar roll, __________ believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

BORROWING

As a temporary measure for extraordinary or emergency purposes, such as to facilitate redemptions, the High Quality Stock Fund, the International Active Fund and the Money Market Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Any such borrowings will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FOREIGN SECURITIES

The High Quality Stock Fund and the International Active Fund may invest in foreign securities. These include dollar-denominated securities traded in the U.S. on the New York Stock Exchange (the "NYSE"). The High Quality Stock Fund may invest in foreign securities in the form of American Depositary Receipts ("ADRs"), or in other similar securities convertible into securities of foreign issuers if the foreign securities are traded on the NYSE.

The International Active Fund may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The International Active Fund may also invest in common stocks issued by foreign companies or in securities represented by ADRs, European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The International Active Fund may also purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets, such as cash, U.S. Government securities and high quality short-term investments and are marked to market daily. Although forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

LENDING OF PORTFOLIO SECURITIES

Each Underlying Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or liquid assets, including equity securities and debt securities of any grade, maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the appropriate Sub-Adviser to be of good standing, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Sub-Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 50% of the value of the total assets of the lending Fund (33 1/3% in the case of the Money Market Fund).

REPURCHASE AGREEMENTS

The Underlying Funds may enter into repurchase agreements with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The custody of the Obligation will be maintained by the Fund's Custodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Fund's Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

REVERSE REPURCHASE AGREEMENTS

The Fixed Income Fund, International Active Fund and Money Market Fund may enter into reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the expected interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Fund enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid assets, including equity securities and debt securities of any grade equal in value to the repurchase price (which price will already include interest charges). If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Fund.

WHEN-ISSUED SECURITIES

The Fixed Income Fund, the International Active Fund, and the Money Market Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund. Although when-issued securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. A Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

VARIABLE OR FLOATING-RATE SECURITIES

The Fixed Income and Money Market Funds may invest in securities which offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice: in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Money Market Fund will be made in accordance with Rule 2a-7.

Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, a Fund may invest in them only if the appropriate Sub-Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Sub-Adviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable-rate demand obligations in the Fund's portfolio.

A Fund will not invest more than 10% of its net assets in variable and floating-rate demand obligations that are not readily marketable (a variable or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Objectives.") In addition, each variable or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

ILLIQUID SECURITIES

The Underlying Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, an Underlying Fund will not acquire illiquid securities if, as a result, they would comprise more than 15%, or 10% with respect to the Money Market Fund, of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act).

The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933 (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A of the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the respective Sub-Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Trustees has directed each Sub-Adviser to look to such factors as (i) the frequency of trades or quotes for a security, or (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. A Sub-Adviser may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Sub-Adviser to be of equivalent quality and (iii) the Sub-Adviser considers the trading market for the specific security taking into account all relevant factors. A foreign security may be considered liquid by a Sub-Adviser (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

RESTRICTED SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Trust believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees, who will consider established factors in making such a determination.

TEMPORARY DEFENSIVE POSITION

When a Sub-Adviser determines that market conditions warrant a temporary defensive position, a Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

OTHER INVESTMENT POLICIES OF THE FIXED INCOME FUND

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Under normal market conditions, not more than 10% of the value of the Fixed Income Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

When and if available, debt securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless yields to maturity on these securities remain attractive. From time to time the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of Atlanta Capital such securities have the potential for future income (or capital appreciation).

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income to the Fund but will be reflected in the net asset value of the Fund's shares.


PORTFOLIO TURNOVER AND SECURITIES TRANSACTIONS

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Portfolios do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. If a Portfolio derives more than 30 percent of its gross income from the sale of securities held less than three months, the Portfolio may fail to qualify under the tax laws as a regulated investment company in particular years and thereupon would lose certain beneficial tax treatment of its income (see "Dividends, Distributions and Taxes" in the Prospectus).

Each Underlying Fund Sub-Adviser is responsible for decisions to buy and sell securities, broker-dealer selection, and negotiation of its brokerage commission rates. The Sub-Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In certain instances, the Sub-Adviser may make purchases of underwritten issues at prices which include underwriting fees, and, in selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Investment Advisory Agreements in question or otherwise solely by reason of its having caused the Trust to pay a broker-dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust.

Each Sub-Adviser allocates the orders placed by it on behalf of a Fund to such broker-dealers who also provide research or statistical material, or other services to the Funds, the Sub-Adviser or its clients. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Trust indicating the broker-dealers to whom such allocations have been made and the basis therefor. Broker-dealers may be selected who provide brokerage and/or research services to the Funds and/or other accounts over which the Sub-Adviser exercises investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

The receipt of research from broker-dealers may be useful to the Sub-Adviser in rendering investment management services to the Trust and/or the Sub-Adviser's other clients; conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Sub-Adviser in carrying out its obligations to the Trust. The receipt of such research will not be substituted for the independent research of the Sub-Adviser. It does enable the Sub-Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions. Orders on behalf of the Trust may be bunched with orders on behalf of other clients of the Sub-Adviser.

The Board of Trustees periodically reviews each Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

MANAGEMENT

Providian Investment Advisors, Inc. (the "Adviser") in general supervises the Trust's management and investment program, prepares reports for the Trust, monitors compliance by the Trust in its investment activities and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust. Although the Portfolios do not pay an investment management fee in connection with management of the Portfolios, the Portfolios will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds. The Adviser has agreed to limit the operating expenses (excluding advisory fees) of each Portfolio so that the ratio of expenses of net assets on an annual basis incurred directly or incurred on a pass through basis as a result of a Portfolio's ownership of Underlying Funds does not exceed 0.20%.

Subject to the supervision and direction of the Board of Trustees, Atlanta Capital will determine how each Portfolio's assets will be invested in the Underlying Funds and in money market instruments and U.S. government securities pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Trustees concerning changes in (a) the Underlying Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The Trustees of the Trust will periodically monitor the allocations made and the basis upon which such allocations were made or maintained.

Pursuant to the Sub-Advisory Agreements with the Adviser, subject to the supervision of the Trustees of the Trust, and in conformity with the stated policies of the Funds, Atlanta Capital manages the investment operations of the High Quality Stock Fund and the Fixed Income Fund, Blairlogie manages the investment operations of the International Active Fund, and ____________________ manages the investment operations of the Money Market Fund. The Sub-Advisers also manage the composition of each respective Fund's portfolio, including the purchase, retention, disposition and loan of securities.

Each Investment Advisory and Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the particular Fund (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such party.

The Adviser and Sub-Advisers (collectively the "Advisers") have each authorized any of their officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Advisers each bear the salaries and expenses of all of its respective personnel.

Other than as imposed by law, the Investment Advisory and Sub-Advisory Agreements provide that the Advisers shall not be liable to the Funds for any error of judgment by the Advisers or for any loss sustained by the Funds except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

The Investment Advisory and Sub-Advisory Agreements provide that the Advisers shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Trust in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Advisers. The Agreements provide that the Advisers are not protected against any liability to the Trust or its security holders for which the Advisers shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon them by the Agreements or the violation of any applicable law.

TRUSTEES AND OFFICERS

The names of the Trustees and executive officers of the Trust, their affiliations, if any, with the Advisers and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


                             Positions(s) Held   Principal Occupation(s)
Name and Address     Age     With Registrant     During Past Five Years

Kris A. Robbins*      37     President and       Chief Group Sales and
                             Trustee             Product Development
                                                 Officer of Providian
                                                 Corporation since
                                                 September 1996; Manager,
                                                 Institutional Marketing of
                                                 Providian Corporation, from
                                                 1994 to September 1996;
                                                 Director, Managed Funds of
                                                 Providian Corporation, from
                                                 1992 to 1994; Director of
                                                 Providian Investment Advisors,
                                                 Inc.

Thomas Hartlage*     44      Chief Financial     Director, Product Management
                             Officer             of Providian Corporation since
                                                 1995; Director, Institutional
                                                 Marketing of Providian
                                                 Corporation from 1993 to 1995;
                                                 Director, New Initiatives of
                                                 Providian Corporation from
                                                 1992-1993; Director, Business
                                                 Planning of Providian
                                                 Corporation from 1991-1992;
                                                 Director of Providian
                                                 Investment Advisors, Inc.


NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS AND THE MONEY MARKET FUND

As set forth in the Prospectus under the caption "Net Asset Value and Pricing," the net asset value of each Portfolio and the Money Market Fund will be determined as of the close of trading on each day the NYSE is open for trading (currently 4:00 P.M. Eastern Time), and the U.S. Postal Service and national banks are open. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Securities held by all Portfolios will be valued as follows: underlying fund shares held by Portfolios are valued at the net asset value per share determined as of the close of business (4:00 P.M. Eastern Time) on the day the securities are being valued. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Debt securities with maturities of sixty days or less are valued at amortized cost.

The Money Market Fund values its securities on the amortized cost basis and seeks to maintain its net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values of the Money Market Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

INVESTMENT PERFORMANCE

YIELD CALCULATIONS
------------------

The Trust may from time to time disclose the current annualized yield of the Portfolios for 30-day periods. The annualized yield of a Portfolio refers to the income generated by the Portfolio over a specified 30-day period. Because the yield is annualized, the yield generated by the Portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per share earned during the period by the price per share on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b + 1)/6/ - 1]
                                     ---
                                     cd

Where:    a = net investment income earned during the period by the Portfolio.

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period.

          d = the maximum offering price per share on the last day of the period.

Net investment income will be determined in accordance with rules established by the SEC. Accrued expenses will include all recurring fees that are charged to all shareholder accounts. The yield calculations do not reflect the effect of any charges that may be applicable to a particular Policy.

Because of the charges and deductions imposed by the separate accounts and, in certain cases, by series of the Trust which invest in the Underlying Funds described in this SAI, the yield realized by Contract Owners in the investment divisions of the separate accounts will be lower than the yield for the corresponding Fund of the Trust. The yield on amounts held in the Portfolios normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. Each of the Portfolios yield will be affected by the types and quality of Underlying Fund securities held by the respective Underlying Fund, and its operating expenses.

CURRENT YIELD
-------------

The Money Market Fund's current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("based period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

EFFECTIVE YIELD
---------------

The Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is:
(base period return + 1)/(365/7)/ - 1.

STANDARDIZED TOTAL RETURN CALCULATIONS
--------------------------------------

The Trust may from time to time also disclose average annual total returns for the Portfolios for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


        P (1 + T)/n/ = ERV

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Portfolio will not reflect the effect of charges that may be applicable to a particular policy.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Portfolio's performance or more accurately compare such performance to other measures of investment return, a Portfolio also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return will be accompanied by Standardized Return. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Portfolios may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's 400 Midcap Index tracks the stock price movement of 400 companies with mid-size capitalization of $300 million to $5 billion. Stocks are chosen for market size, liquidity and industry group representation.

The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry, characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

The Lehman Brothers Aggregate Bond Index is an index consisting of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Assets-Backed Securities Index. The Government/Corporate Bond Index is described below. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buy downs, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year. Each Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

The Lehman Brothers Intermediate Aggregate Index consists of 1-10 year government bonds, 1-10 year corporate bonds rated A or higher by an NRSRO, all mortgages, and all asset backed securities within the Aggregate Index (i.e., the Lehman Brothers Aggregate Index less the Long Government/Corporate Index). This Index offers a broad based benchmark with a shorter duration than the Lehman Brothers Aggregate Index.

The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S.

Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government; mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by market capitalization representing approximately 98% of the U.S. equity market.

The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the index. Only common stocks are included in the Index. REITs are eligible for inclusion.

The Wilshire Mid Cap 750 Index is a subset of the Wilshire 5000 Index of common stocks. The Mid Cap 750 Index consists of those Wilshire 5000 companies ranked between 501 and 1,250 according to market capitalization.

The Wilshire 5000 Equity Index represents the return on the market value of all common equity securities for which daily pricing is available.

In addition, from time to time in reports and promotions, a Portfolio's performance may be compared to (i) other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure of inflation) may be used to assess the real rate of return from an investment in a Portfolio; (3) other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Portfolio's performance; (5) the effect of tax-deferred compounding on a Portfolio's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Portfolio invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Portfolio's historical performance or current or potential value with respect to the particular industry or sector.

TAXES

The following is a summary of certain Federal income tax considerations that may affect the Portfolios and their shareholders. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio.

Tax Status of the Portfolios and the Money Market Fund
------------------------------------------------------

Each Portfolio and the Money Market Fund will be treated as a separate taxable entity for Federal income tax purposes.

Each Portfolio and the Money Market Fund intend to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio and the Money Market Fund will not be liable for Federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Portfolio and the Money Market Fund distribute at least 90% of its net investment income.

Each Portfolio and the Money Market Fund intend to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio and the Money Market Fund as taxable income.

Distributions of an Underlying Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Underlying Fund. Distributions of the excess of an Underlying Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of any Underlying Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.

Tax Treatment of Shareholders
-----------------------------

The Portfolios and the Money Market Fund have been informed that the life insurance company offering Contracts intends to qualify the Separate Account as a "segregated asset account" within the meaning of the Code. For a Separate Account to qualify as a segregated asset account, the underlying investment company in which such Separate Account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, an underlying investment company must, after a one year start-up period, on the last day of each calendar quarter, or during a 30 day grace period thereafter, invest no more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. For these purposes, all obligations of the United States Treasury and each instrumentality are treated as securities of separate issuers.

Income on assets of a Separate Account qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract Owners. However, in the event a Separate Account is not so qualified, all annuities allocating any amount of premiums to such Separate Account will not qualify as annuities for federal income tax purposes and the holders of such annuities would be taxed on any income on the annuities during the period of disqualification.

The Portfolios have undertaken to meet the diversification requirements of
Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments. For purposes of asset diversification testing, the regulations under the Code set forth a "look through" rule. Providian believes that under this rule, the Separate Account must be tested for compliance with the percentage limitations by "looking through" both the shares in Portfolios that are held by the Separate Account and the shares in the Underlying Funds that are held by the Portfolios to the investment assets held by the Underlying Funds.

Taxation of the Underlying Funds
--------------------------------

Each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Fund generally will not pay any federal income or excise tax.

If more than 50% in value of an Underlying Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate share of the electing Fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes, or, whether or not deductions are itemized but subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each of the Portfolios may invest in some Underlying Funds that expect to be eligible to make the above-described election. While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds.

GENERAL INFORMATION

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders. See the Contract Prospectus for information as to the voting of shares by Contract Owners.

Each issued and outstanding share of each Fund is entitled to participate equally in dividends and distributions of the respective Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has Codes of Ethics governing the personal securities transactions of officers and employees, its Adviser and Sub-Advisers.


INDEPENDENT ACCOUNTANTS

The financial statements of the Trust included in the Prospectus and the Statement of Additional Information have been examined by Ernst & Young, L.L.P., independent accountants, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion given upon the authority of the firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements:

          None

     (b) Exhibits:

          (1) Agreement and Declaration of Trust/1/


          (2)  By-laws/1/


          (3)  Not Applicable

          (4)  Not Applicable

          (5)(a) Investment Advisory Agreement between Providian Series Trust and Providian Investment Advisor, Inc./2/


          (5)(b) Sub-Advisory Agreement between Providian Investment Advisor, Inc. and Atlanta Capital Management Company, LLC/2/

          (5)(c) Sub-Advisory Agreement between Providian Investment Advisor, Inc. and Blairlogie Capital Management/2/


          (6)  Not Applicable

          (7)  Not Applicable

          (8)  Custody Agreement/2/


          (9)(a) Administrative Agreement/2/


          (9)(b) Transfer Agency Agreement/2/


          (10) Opinion and Consent of Counsel as to the Legality of the Securities being Registered/2/


          (11)(a) Consent of Ernst & Young, L.L.P./2/


          (11)(b) Consent of Jorden Burt Berenson & Johnson LLP/2/

          (12) Not Applicable

          (13) Not Applicable

          (14) Not Applicable

          (15) Not Applicable

          (16) Not Applicable

          (17) Not Applicable

          (18) Not Applicable

____________________

     /1/ Filed herewith.
     /2/ To be filed by amendment.



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

     None.

ITEM 27.  INDEMNIFICATION.

     Reference is made to Articles II and V of the Agreement and Declaration of Trust filed herewith.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Certain of the officers and directors of the Registrant's investment adviser also serve as officers and/or directors for other subsidiaries of Providian Corporation. For additional information, please see Parts A and B.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     Not Applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser or the Custodian.

ITEM 31.  MANAGEMENT SERVICES.

     None.

ITEM 32.  UNDERTAKINGS.

     1. Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

     2. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed on behalf of the Registrant in the City of Louisville and Commonwealth of Kentucky on the 4th day of November, 1996.


                                    PROVIDIAN SERIES TRUST



                                    By:    /s/ Kris A. Robbins
                                           --------------------------
                                           Kris A. Robbins
                                           President and Trustee


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Registrant and on the dates indicated on this 4th day of November, 1996.

     Signature              Title                          Date
     ---------              -----                          ----

/s/ Kris A. Robbins         President and Trustee          November 4, 1996
--------------------
Kris A. Robbins

/s/ Thomas Hartlage         Principal Financial            November 4, 1996
--------------------        Officer
Thomas Hartlage

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kimberly A. Scouller and R. Michael Slaven, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in all of his or her capacities as a Trustee of Providian Series Trust (the "Trust"), to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 4th day of November, 1996.


                                 /s/ Kris A. Robbins
                                 ------------------------------
                                 Kris A. Robbins
                                 Trustee

INDEX TO EXHIBITS


Exhibit
Number
-------

(1)  -- Agreement and Declaration of Trust

(2)  -- By-Laws